For Tax-Exempt Income
DELAWARE-voyageur
Minnesota Municipal
Bond Funds

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

1997
Annual
Report

goals

Tax-Free Minnesota Fund
Minnesota Insured Fund
Tax-Free Minnesota Intermediate Fund
Minnesota High Yield Municipal Bond Fund


{logo here)

A TRADITION OF SOUND INVESTING

 commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

    Minnesota Municipal Bond
    Funds' Objectives


Tax-Free Minnesota Fund
To provide a high level of current income exempt from federal and Minnesota state income taxes consistent with preservation of capital.

Minnesota Insured Fund
To provide a high level of current income exempt from federal and Minnesota state income taxes consistent with preservation of capital.+

Tax-Free Minnesota Intermediate Fund
To provide investors with preservation of capital and, secondarily, current income exempt from federal income tax by maintaining a weighted average portfolio maturity of 10 years or less.

Minnesota High Yield Municipal Bond Fund
To provide a high level of current income exempt from federal and Minnesota state income taxes primarily through investment in a portfolio of medium and lower grade Minnesota municipal obligations.+


+ These Funds may invest without limitation in securities whose interest is subject to the federal alternative minimum tax.

(photo of keyboard)

(photo of illustration from Tax-Exempt Income brochures)

January 16, 1998

                                                                for tax-exempt
                                                                    income

                                                                      1
Dear Shareholder:



Delaware-Voyageur's Minnesota municipal bond funds provided strong results during fiscal 1997, a year when the municipal bond market benefited from a healthy U.S. economy and the lowest inflation in more than a decade.
        We are pleased to report that three of the four funds discussed in this report outperformed their respective unmanaged benchmarks for the 12 months ended December 31, 1997. Three also outpaced the average of their peers, as shown below.
        Since joining the Delaware family in April, Elizabeth H. Howell, the Funds' portfolio manager under Voyageur, has continued to oversee all four Minnesota portfolios from her office in Minneapolis. Together with three closed-end Minnesota funds, Ms. Howell manages more than $1 billion in Minnesota municipal bonds, some 11% of total mutual fund assets invested in the state's bonds, according to Lipper Analytical Services. That's more than any other fund manager in the country.
        Fiscal 1997 was a banner year for Minnesota municipal bonds. Among the favorable developments during the period were:
* Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made municipal bonds a less attractive investment option.
* Rising tax revenues. Thanks to strong job growth and corporate profits, Minnesota posted a budget surplus last year.
* Strong credit quality. In 1997, Moody's Investors Services raised its credit rating on Minnesota state

Fiscal 1997 was
a banner year
for Minnesota
municipal bonds.



Average Annual Total Return
------------------------------------------------------------------------------------------------------------------
                                                         12 Months Ended                 10 Years Ended
                                                        December 31, 1997              December 31, 1997
------------------------------------------------------------------------------------------------------------------
Tax-Free Minnesota Fund A Class                            +9.68%                         +8.01%
------------------------------------------------------------------------------------------------------------------
Minnesota Insured Fund A Class                             +8.49%                         +8.01%
Lipper Minnesota Municipal Debt Fund Average               +8.15% (45 funds)              +7.84% (10 funds)
Lehman Brothers Municipal Bond Index                       +9.19%                         +8.22%
------------------------------------------------------------------------------------------------------------------
Tax-Free Minnesota Intermediate Fund A Class               +6.69%                         +6.11%
Lipper Intermediate Municipal Debt Fund Average            +6.85% (74 funds)              +6.38% (2 funds)
Lehman Brothers Five-Year Municipal Bond Index             +6.48%                         +7.13%
------------------------------------------------------------------------------------------------------------------
Minnesota High Yield Municipal Bond Fund A Class          +11.26%
Lipper High Yield Municipal Debt Fund Average             +10.11% (43 funds)
------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers and Merrill Lynch Indexes are composed of bonds with a variety of quality ratings from many states. See pages 9 to 12 for performance information for all Classes.

for tax-exempt
   income

    2


  general obligation bonds to AAA, the highest rating available.
* A declining supply of bonds. The amount of new bonds issued in Minnesota declined 11.6% in 1997 to $3.6 billion, according to The Bond Buyer, a trade publication. This helped boost bond prices since investor demand remained steady.
        Your Funds participated in the robust income and total return potential of Minnesota municipal securities in 1997. Our results reflect our effort to go an extra mile to analyze bonds issued to finance various public projects.
        Fiscal 1997 was the first full year of operation for the Minnesota
High Yield Municipal Bond Fund. We were gratified to see that assets under management tripled during the period and much of the growth came after the Fund joined the Delaware family in May.
        We view the municipal bond market's long-term prospects as attractive, especially since the IRS and Minnesota still tax income at a higher rate than capital gains. While the Taxpayer Relief Act offered many potential benefits to more aggressive equity investors, it provided few breaks to income-oriented investors. Municipal bonds remain one of the few ways for investors to obtain monthly income potential without increasing their federal income tax bill.
        In our view, the income from municipal bonds and the tax-free compounding of such income over time has the potential to help heavily taxed investors reach their financial goals more quickly.
        We thank you for being among the investors who have expressed confidence in Delaware. On the pages that follow, Ms. Howell reviews each Fund's performance in 1997 and outlines her approach for the coming year. We hope you find our new annual report format informative.

Sincerely,


/s/ Wayne A. Stork
--------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
---------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline


Your Funds' Portfolio Manager

Prior to joining the Delaware-Voyageur family, Elizabeth H. Howell had managed municipal bond funds at Voyageur Asset Management for six years. She has more than 13 years experience that includes serving as a fixed-income portfolio manager at Windsor Financial Group. She also held investment management positions at Lommis Sayles & Co. and Eaton Vance Management. Ms. Howell has an MBA from Babson College.

                                                                for tax-exempt
                                                                    income

                                                                       3
Portfolio Manager's Review

Delaware-Voyageur's Minnesota municipal bond funds provided attractive total returns in fiscal 1997 despite substantial interest rate volatility and renewed efforts in Washington D.C. to cut income taxes. The state's bond market benefited from an exceptionally strong regional economy, a reduced supply of new securities and steady investor demand, especially in the high-yield sector.
        During the year's first half, the state's general obligation bond rating was upgraded from AA+ to AAA, the highest available. This helped boost bond prices. Between June and December, the state's bonds shared in the U.S. bond market's rally. Yields on longer term securities fell by more than 40 basis points (0.40%) as shown on page 4.
        In 1997, Minnesota's economy was ablaze. The unemployment rate in Minneapolis dropped to 2.3%, the lowest of any major American city, according to the U.S. Bureau of Labor Statistics.
        Demographers estimate that about 18,000 people a year have been moving to Minnesota in the 1990s for jobs. This has been a positive development for state tax revenues, and marks a reversal of trends from the 1970s and 1980s. Minnesota expects to post a $1.3 billion budget surplus in 1998. This windfall has prompted the state to provide residents with a one-time 20% property tax rebate.
        Prosperity has allowed Minnesota's per capita income to grow to the highest of all Plains states. This has also fueled demand for municipal bonds, in part because the state's top income tax rate (8.5%) is actually one-half percentage point higher than in 1991.
        Many Minnesota employers are offering recruitment bonuses and collectively have raised hourly wages by an average of 7.5% a year since
1995, according to the Minnesota Department of Employment Security.
        Strong job growth can potentially reduce government social spending.

In 1997,
Minnesota's general
obligation bond
rating was upgraded
from AA+ to AAA.

growth

Climate of Growth:
Minnesota's Job Market



Unemployment Rates

                               1992     1993     1994     1995     1996     1997
Minnesota                      5.2%     5.1%     4.0%     3.7%     4.0%     3.0%
U.S.                           7.4%     6.8%     6.1%     5.6%     5.4%     4.7%

Source: Minnesota Department of Employment Security for tax-exempt income

    4

Minnesota officials estimate that 25% of the state's 50,000 welfare recipients in 1997 had found jobs as of January 1998.

Strategic Positioning
During fiscal 1997, we positioned the Tax-Free Minnesota Fund and Minnesota High Yield Municipal Bond Fund to benefit from what we anticipated would be a decline in long-term interest rates. Both Funds' average effective duration was kept slightly longer than that of its peers, enabling each to benefit from the rise in bond prices.
        Duration measures a bond's sensitivity to interest rate changes. It approximates the percentage change in a bond or bond fund's price given a 1% change in interest rates.
        We took a somewhat more conservative approach to interest rate risk with Tax-Free Minnesota Intermediate Fund and Minnesota Insured Fund. The difference in yield between bonds maturing in two to ten years and bonds with longer maturities narrowed in 1997.
This reduced the potential reward for extending duration, in our opinion.

Tax-Free Minnesota Fund: Revenue Bonds Offered
Good Opportunity
Tax-Free Minnesota Fund provided a +9.68% total return for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested).
        We outpaced both our benchmark and the average of our peers (as shown on page 1) in part because we held a strong position in revenue bonds early in the year. These bonds benefited from the state's credit rating upgrade to AAA. Revenue bonds are primarily backed by fees such as rents, highway taxes or water/sewerage usage.
        In managing the Fund, we sought to achieve good structure - a prudent combination of average coupon, call date, and maturity - that represents the portfolio's mathematical underpinnings. Our modestly longer-than-average duration helped us strategic
positioning


As Bond Prices Have Risen,
Minnesota Bond Yields Have Declined
December 31, 1996 vs. December 31, 1997
Minnesota General Obligation Yields   12/31/96
Minnesota General Obligation Yields   12/31/97


                               Minnesota General             Minnesota General
                               Obligation Yields             Obligation Yields
                                    12/31/96                      12/31/97
   3 months                          3.21%                         3.17%
   6 months                          3.41%                         3.35%
   1 year                            3.58%                         3.54%
   2 years                           3.88%                         3.76%
M  3 years                           4.08%                         3.89%
A  4 years                           4.23%                         3.99%
T  5 years                           4.33%                         4.09%
U  7 years                           4.53%                         4.23%
R  10 years                          4.83%                         4.44%
I  15 years                          5.25%                         4.79%
T  20 years                          5.41%                         4.95%
Y  30 years                          5.47%                         5.01%
                                                 YIELD

Source: Bloomberg Business News
                                                                for tax-exempt
                                                                   income
                                                                     5

benefit from rising bond prices when interest rates fell sharply during the second half.
        Generally, we focused on bonds that were selling at a discount to their face value, with good call protection features and long maturities. These securities did well during 1997's low inflation environment. As of December 31, 1997, the largest portion of your Fund's net assets were allocated to revenue bonds such as health care and housing bonds, sectors that we believe offered superior total return potential.

Minnesota Insured Fund:
A Conservative Approach

Minnesota Insured Fund provided a total return of +8.49% for the 12 months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested).
        The Fund's return was less than that of our current unmanaged benchmark, the Lehman Brothers Insured Municipal Bond Index, an unmanaged composite of insured securities from many states. The Fund's duration, or sensitivity to interest rate changes, was similar to that of the index.
        Still, we offered a very favorable risk profile relative to the return we generated. Our results also outpaced the average return of other mutual funds investing in Minnesota securities as shown on page 1. The Insured Fund invests primarily in bonds that are rated Aaa by Moody's Investors Services or AAA by Standard & Poor's at the time of investment.
        During 1997, the prices of uninsured and lower quality Minnesota bonds tended to benefit more from a favorable inflation environment and strong state economic growth than insured bonds. Hence, the Insured Fund's return was lower than either Tax-Free Minnesota or Minnesota High Yield Municipal Bond Fund.
         For much of 1997, we felt the additional potential income obtainable by extending duration was not worth the additional interest rate risk. With bond

(Photo of Keyboard)

insured

Tax-Free Minnesota Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Power Authority                    17.4%
Higher Education                    5.0%
Industrial Development              9.3%
General Obligation                 12.8%
Health Care                        21.8%
Housing                            18.9%
Other Revenue Bonds                 4.7%
Pre-Refunded Bonds                 10.1%



Average Effective Maturity    8.9 years
Average Effective Duration    7.3 years
Average Quality                 AA
30-Day Current SEC Yield*      4.39%
*For Class A shares based on Securities and Exchange Commission guidelines as of 12/31/97. The 30-day SEC yield for B and C classes was 3.81%.

None of the income generated by Tax-Free Minnesota Fund during fiscal 1997 was subject to the federal alternative minimum tax.

for tax-exempt
   income

     6


prices at their highest levels since the late 1970s, we have continued to position the Fund conservatively for 1998.


Tax-Free Minnesota Intermediate Fund:
Balancing Risk and Return
For the 12 months ended December 31, 1997, Tax-Free Minnesota Intermediate Fund provided a +6.69% return (for Class A shares with distributions reinvested at net asset value). This outpaced the return of the Lehman Brothers Five-Year Municipal Bond Index, an unmanaged benchmark of the intermediate-term bonds as shown on page 1.
        The Fund's results were slightly less than the average of our peers because its duration (sensitivity to interest rates) was somewhat lower than comparable mutual funds. While this positioning served us well during the first half of the year - a period of interest rate volatility - it became a weakness when the bond market rallied during the latter months of 1997.
        We actively manage the Fund to take much less interest rate risk than Tax-Free Minnesota and Minnesota Insured Funds.
        As of year-end, the Fund had nearly one-third of its holdings in pre-refunded bonds, or bonds escrowed in U.S. government securities. These bonds are of the highest credit quality and rated AAA. Pre-refunded bonds are also among the most liquid of all municipal bonds. They tend to have above-average coupon rates and fluctuate less in price during periods of interest rate volatility. In our opinion, the defensive nature of these securities helps stabilize your Fund's share price and generally produces a stream of income that is about 90% of what is available from the longest term bonds.
        We have increased our weighting in industrial development bonds and slightly reduced our holdings of pre-refunded bonds. We believe the robust health of Minnesota's economy will enable these securities to do well in the year ahead.

risk/return

Minnesota Insured Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Power Authority                                  7.7%
General Obligation                              19.9%
Health Care                                     20.1%
Housing                                         20.0%
Other Revenue Bonds                              1.8%
Pre-Refunded Bonds                              30.5%

Approximately 18.6% of the income generated by Minnesota Insured Fund during fiscal 1997 was subject to the alternative minimum tax.


Average Effective Maturity    9.2 years
Average Effective Duration    6.9 years
Average Quality               AAA
30-Day Current SEC Yield*     4.05%
*For Class A shares based on Securities and Exchange Commission guidelines. Thirty-day SEC yields for B and C classes were, respectively, 3.47% and 3.46%.

                                                                for tax-exempt
                                                                   income
                                                                      7

Minnesota High Yield
Municipal Bond Fund
Minnesota High Yield Municipal Bond Fund provided an exceptionally strong total return of +11.26% for the 12 months ended December 31, 1997 (for Class
A shares at net asset value with distributions reinvested). This was well above the average of your Fund's peers and significantly higher than its unmanaged benchmark as shown on page 1.
        The Fund's strong relative performance resulted from a positioning that enabled the Fund to benefit from a sharp decline in interest rates.
During the period, the yield differential between high-yield bonds and rated, investment grade bonds narrowed as prices of lower quality issues rose. That is, investors earned less yield as they moved into lower rated securities.
        The High Yield Fund primarily invests in medium- and low-grade bonds but may also invest in higher grade and unrated bonds. As of December 31, a majority of the Fund's net assets were invested in bonds rated BBB or higher while the balance was invested in unrated securities, mostly issued by smaller, rural communities.
        Our team of municipal credit analysts seeks bonds that appear likely to make timely payment of principal and interest. Bonds in the portfolio must show ongoing credit strength or they are sold. We are pleased to report that since the Fund's inception in June 1995, we haven't sold any bonds due to faltering credit fundamentals.
        We have increased our weighting in industrial development bonds and reduced our commitment to the health care sector. Overall, we believe the strength of Minnesota's economy will help the state's high yield bonds perform well.
        As of year's end, we had a strong weighting in the housing sector, which includes financing for single family homes, apartments, senior citizen complexes and low-income (Section 8) housing. This sector high
yield


Tax-Free Minnesota Intermediate Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Power Authority                                         5.9%
Higher Education                                        8.5%
General Obligation                                      2.5%
Health Care                                            16.2%
Housing                                                 5.2%
Other Revenue Bonds                                     4.7%
Certificates of Participants                            2.8%
Pre-Refunded Bonds                                     31.2%
Industrial Development                                 23.0%

None of the income generated by Tax-Free Minnesota Intermediate Fund during fiscal 1997 was subject to the alternative minimum tax.

Average Effective Maturity    5.5 years
Average Effective Duration    4.4 years
Average Quality               AA
30-Day Current SEC Yield*     3.77%
*For Class A shares based on Securities and Exchange Commission guidelines. The 30-day SEC yield for B and C classes was 3.03%.

for tax-exempt
   income

     8

offers bondholders above-average income and, in our view, modest credit risks.

Outlook
In Minnesota and across the U.S., inflation appears to be benign despite a strong economy both regionally and nationwide. One trend that may help temper consumer prices in a state such as Minnesota is that energy costs have been falling and appear likely to remain low amid a worldwide oil glut and increased competition in the domestic utility industry.
        We think the long-term outlook for Minnesota's economy and bond market appears bright. The state's businesses added approximately 70,000 new jobs in 1997 as the total payroll employment grew to nearly 2.6 million. Nearly three out of every four adults has a job, one of the highest percentages in the country, according to state labor officials.
        Municipal bonds can be an attractive investment option for many Minnesota residents in part because the state's income tax remains among the highest in the country. For the 1997 tax year, a married Minnesota couple filing jointly with an adjusted gross income of just $95,920 ($54,250 for single taxpayers) is in the maximum state tax bracket of 8.5%.
        Minnesota investors in the highest federal tax bracket face a combined tax rate of 44.73%. Should interest rates remain stable or decline in 1998 - and we believe they will - Minnesota municipal bond investments could provide an attractive, tax-adjusted rate of return.

(Photo of family on beach)

Elizabeth H. Howell
Vice President/
Senior Portfolio Manager
January 16, 1998

outlook

Minnesota High Yield Municipal Bond Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Power Authority                  4.1%
Higher Education                 7.3%
Health Care                     26.9%
Housing                         33.9%
Other Revenue Bonds             18.9%
Industrial Development           8.9%

Approximately 18.5% of the income generated by Minnesota High-Yield Municipal Bond Fund during fiscal 1997 was subject to the alternative minimum tax.

Average Effective Maturity    9.6 years
Average Effective Duration    6.5 years
Average Quality               A
30-Day Current SEC Yield*     6.00%
*For Class A shares based on Securities and Exchange Commission guidelines. The 30-Day SEC yield for B and C classes was 5.47%.

                                                                for tax-exempt
                                                                    income
                                                                       9
Performance Summary

Tax-Free Minnesota Fund's Performance
Growth of a $10,000 Investment
December 31, 1987 to December 31, 1997

                                         Lipper Minnesota
                      Lehman Brothers     Municipal Debt         Tax-Free
                        Municipal         Fund Average           Minnesota
                       Bond Index          (10 funds)           Fund A Class
Dec. 31 '87              $10,000             $10,000              $ 9,629
Dec. 31 '88              $11,015             $11,053              $10,621
Dec. 31 '89              $12,203             $12,100              $11,588
Dec. 31 '90              $13,094             $12,889              $12,403
Dec. 31 '91              $14,684             $14,213              $13,771
Dec. 31 '92              $15,979             $15,385              $14,868
Dec. 31 '93              $17,942             $17,228              $16,747
Dec. 31 '94              $17,014             $16,182              $15,619
Dec. 31 '95              $19,984             $18,677              $18,350
Dec. 31 '96              $20,870             $19,255              $18,977
Dec. 31 '97              $22,787             $20,830              $20,786

Chart assumes a $10,000 investment on December 31, 1987 a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Tax-Free Minnesota Fund
Average Annual Returns Through December 31, 1997

                                Lifetime    Ten Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
    Excluding Sales Charge       +9.08%       +8.01%       +6.95%      +9.68%
    Including Sales Charge       +8.77%       +7.60%       +6.13%      +5.59%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
    Excluding Sales Charge       +7.70%                                +8.95%
    Including Sales Charge       +6.76%                                +4.95%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
    Excluding Sales Charge       +6.79%                                +8.82%
    Including Sales Charge       +6.79%                                +7.82%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge except Tax-Free Minnesota Intermediate Fund, which has a 2.75% maximum front-end sales charge. All Class A shares have a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund except Tax-Free Minnesota Intermediate Fund, which is subject to a deferred sales charge of 2% if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income

    10

Tax-Free Minnesota Insured Fund's Performance
Growth of a $10,000 Investment
December 31, 1987 to December 31 1997

                  Minnesota Insured Fund A Class      Lehman Brothers Municipal Bond Index
Dec. 31 '87                $ 9,623                                 $10,000
Dec. 31 '88                $10,652                                 $11,015
Dec. 31 '89                $11,607                                 $12,203
Dec. 31 '90                $12,379                                 $13,094
Dec. 31 '91                $13,812                                 $14,584
Dec. 31 '92                $15,229                                 $15,979
Dec. 31 '93                $17,324                                 $17,942
Dec. 31 '94                $15,968                                 $17,014
Dec. 31 '95                $18,768                                 $19,984
Dec. 31 '96                $19,470                                 $20,870
Dec. 31 '97                $21,099                                 $22,787

Chart assumes a $10,000 investment on December 31, 1987 a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

MINNESOTA INSURED FUND -
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
DECEMBER 31, 1990 TO DECEMBER 31, 1997

Lehman Brothers Insured Municipal Bond Index                        $19,067
Minnesota Insured Fund A Class                                      $16,399


Minnesota Insured Fund began operating before the inception of the Lehman Brothers Insured Municipal Bond Index, an unmanaged benchmark that we believe closely reflects the Fund's investment strategy. We have included this bar chart to compare the Minnesota Insured Fund's performance with that of the index since the index began operating on December 31, 1990. Like the chart above, it assumes a $10,000 investment, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes for the time period shown differs because of different charges and expenses.

Minnesota Insured Fund
Average Annual Return Through December 31, 1997

                              Lifetime    Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
    Excluding Sales Charge     +7.64%      +8.01%       +6.76%        +8.49%
    Including Sales Charge     +7.25%      +7.60%       +5.94%        +4.45%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
    Excluding Sales Charge     +7.20%                                 +7.77%
    Including Sales Charge     +6.26%                                 +3.77%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
    Excluding Sales Charge     +6.34%                                 +7.66%
    Including Sales Charge     +6.34%                                 +6.66%
--------------------------------------------------------------------------------
Please turn to page 9 for important additional information. All performance includes reinvestment of distributions. Past performance is not a guarantee of future results.

                                                                for tax-exempt
                                                                    income

                                                                       11

Tax-Free Minnesota Intermediate Fund's Performance
Growth of a $10,000 Investment
December 31, 1987 to December 31, 1997

              Tax-Free Minnesota        Merrill Lynch
                Intermediate         Three-To-Seven Year
                Fund A Class         Municipal Bond Index
Dec. '87          $ 9,723                   $10,000
Dec. '88          $10,277                   $10,639
Dec. '89          $10,937                   $11,604
Dec. '90          $11,660                   $12,496
Dec. '91          $12,743                   $13,922
Dec. '92          $13,585                   $14,983
Dec. '93          $14,650                   $16,292
Dec. '94          $14,370                   $16,084
Dec. '95          $15,951                   $17,956
Dec. '96          $16,503                   $18,717
Dec. '97          $17,585                   $19,911

1 - Tax-Free Minnesota Intermediate Fund
2 - Lehman Brothers Five Year Municipal Bond Index

Chart assumes a $10,000 investment on December 31, 1987 a 2.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Tax-Free Minnesota Intermediate Fund
Average Annual Return Through December 31, 1997

                               Lifetime    Ten Years   Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
    Excluding Sales Charge     +6.23%       +6.11%      +5.33%         +6.69%
    Including Sales Charge     +5.99%       +5.81%      +4.74%         +3.76%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
    Excluding Sales Charge     +4.98%                                  +5.84%
    Including Sales Charge     +4.58%                                  +3.84%
--------------------------------------------------------------------------------
Class C (Est. 4/30/94)
    Excluding Sales Charge     +5.03%                                  +5.84%
    Including Sales Charge     +5.03%                                  +4.84%
--------------------------------------------------------------------------------
Please turn to page 9 for important additional information. All performance includes reinvestment of distributions. Past performance is not a guarantee of future results.

for tax-exempt
   income

    12


Minnesota High Yield Municipal Bond Fund's Performance
Growth of a $10,000 Investment
June 4, 1996 to December 31, 1997

                                         Lipper High Yield       Minnesota
                      Lehman Brothers     Municipal Debt         High Yield
                        Municipal         Fund Average         Municipal Bond
                       Bond Index          (10 funds)           Fund A Class
June 3 '96              $10,000             $10,000               $ 9,625
July 31 '96             $10,090             $10,080               $ 9,724
Aug. 31 '96             $10,088             $10,101               $ 9,697
Sept. 30 '96            $10,229             $10,232               $ 9,836
Oct. 31 '96             $10,345             $10,348               $ 9,976
Nov. 30 '96             $10,534             $10,494               $10,087
Dec. 31 '96             $10,490             $10,500               $10,110
Jan. 31 '97             $10,510             $10,516               $10,113
Feb. 28 '97             $10,607             $10,607               $10,225
Mar. 31 '97             $10,466             $10,534               $10,168
Apr. 30 '97             $10,554             $10,609               $10,251
May 31 '97              $10,712             $10,728               $10,366
June 30 '97             $10,826             $10,859               $10,498
July 31 '97             $11,126             $11,136               $10,745
Aug. 31 '97             $11,021             $11,083               $10,718
Sept. 30 '97            $11,152             $11,216               $10,855
Oct. 31 '97             $11,223             $11,307               $10,948
Nov. 30 '97             $11,289             $11,372               $11,043
Dec. 31 '97             $11,454             $11,556               $11,232


Chart assumes a $10,000 investment on June 4, 1996 a 3.75% front-end sales charge and reinvestment of distributions. High yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Minnesota High Yield Municipal Bond Fund
Average Annual Return Through December 31, 1997

                                        Lifetime       One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
      Excluding Sales Charge           +10.63%         +11.26%
      Including Sales Charge            +7.98%          +7.05%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
      Excluding Sales Charge           +11.51%         +10.41%
      Including Sales Charge            +9.07%          +6.41%
--------------------------------------------------------------------------------
Class C (Est. 6/7/96)
      Excluding Sales Charge            +9.90%         +10.41%
      Including Sales Charge            +9.90%          +9.41%
--------------------------------------------------------------------------------
Please turn to page 9 for important additional information. All performance includes reinvestment of distributions. Past performance is not a guarantee of future results.

                                                                for tax-exempt
                                                                    income
                                                                      13

Financial Statements

Delaware-Voyageur
Tax-Free Minnesota Fund
Statement of Net Assets
December 31, 1997
--------------------------------------------------------------------------------
                                                       Principal       Market
                                                         Amount         Value
                                                     ---------------------------
Municipal Bonds - 100.26%
General Obligation Bonds - 12.80%
Faribault Independent School District #656
 (MN School District Credit Enhanced)
 6.10% 6/1/10  ......................................  $1,000,000   $1,076,040
Hennepin County 5.75% 10/1/10 .......................   7,990,000    8,501,839
Hutchinson Independent School District Series A
 (MN School District Enhanced)
 5.85% 2/1/18  ......................................   1,700,000    1,815,957
Kenyon Wanamingo Independent School
 District 6.00% 2/1/18 (MBIA)........................   2,350,000    2,512,902
Lakeville Independent School District #194,
 Inverse Floater 6.47% 2/1/15 (MBIA) ................   4,250,000    4,317,320
Mahtomedi Independent School District #832
 Series B Zero Coupon 2/1/14 (MBIA) .................   1,540,000      694,232
Milaca Independent School District #912
 5.50% 2/1/20 (FSA)  ................................   1,015,000    1,040,172
Minneapolis Convention Center Facilities, Inverse
 Floater 7.07% 4/1/14  ..............................     850,000      909,823
Minneapolis Sports Arena Project, Inverse Floater
 6.42% 10/1/20  .....................................   4,220,000    4,244,687
Minneapolis Sports Arena Project, Inverse Floater
 6.37% 4/1/14  ......................................     580,000      608,994
Minneapolis Unlimited Tax Series 1992
 6.30% 10/1/08  .....................................   1,750,000    1,904,053
Minnetonka Independent School District #276
 5.75% 2/1/22 (FSA)  ................................   4,550,000    4,806,165
North St. Paul, Maplewood Independent School
 District #622, Inverse Floater 6.42% 2/1/20 ........   2,250,000    2,258,528
Pine Island Independent School District #255
 6.625% 6/1/12 (FSA)  ...............................     240,000      254,822
Pine Island Independent School District #255
 6.625% 6/1/13 (FSA)  ...............................     310,000      328,643
Pine Island Independent School District #255
 6.625% 6/1/14 (FSA)  ...............................     330,000      349,315
Pine Island Independent School District #255
 6.625% 6/1/15 (FSA)  ...............................     355,000      375,437
Pine Island Independent School District #255
 6.625% 6/1/16 (FSA)  ...............................     380,000      401,022
Plainview Independent School District #810
 6.70% 2/1/06  ......................................     385,000      425,564
Plainview Independent School District #810
 6.75% 2/1/08  ......................................     445,000      490,337
Plainview Independent School District #811
 6.75% 2/1/07  ......................................     420,000      464,192
Rochester Tax Increment 6.50% 12/1/04................   1,000,000    1,009,480
Rosemount - Apple Valley Independent School
 District #196 Inverse Floater 7.92%
 4/1/15 (FSA)  ......................................   4,000,000    4,483,560
Rosemount Independent School District #196
 Series B Zero Coupon 4/1/11 (FSA) ..................   2,600,000    1,375,244

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
 General Obligation Bonds (Continued)
Rosemount Independent School District #196
 Zero Coupon 4/1/12 (FSA)  .........    .............  $1,850,000   $  926,110
Rosemount Independent School District #196
 Zero Coupon 4/1/13 (FSA)  ..........................   1,915,000      906,408
Rosemount Independent School District #196,
 Inverse Floater 5.875% 4/1/15 ......................   1,375,000    1,462,918
Sartell Independent School District #748 Zero
 Coupon 2/1/13 (MBIA)  ..............................     540,000      257,693
Sartell Independent School District #748 Zero
 Coupon 2/1/15 (MBIA)  ..............................   1,075,000      466,572
Sartell Independent School District #748 Zero
 Coupon 2/1/16 (MBIA)  ..............................   1,750,000      699,370
Sartell Independent School District #748 Zero
 Coupon 2/1/17 (MBIA)  ..............................   1,600,000      618,128
Spring Lake Park Independent School District #16,
 Inverse Floater 6.67% 2/1/17 (MBIA) ................   1,000,000    1,034,070
Stillwater Independent School District #834
 5.75% 2/1/15 (MBIA)  ...............................   2,000,000    2,111,460
Washington County 5.90% 2/1/10 ......................   1,680,000    1,754,491
                                                                  ------------
                                                                    54,885,548
                                                                  ------------
Higher Education Revenue
 Bonds - 5.04%
Minnesota Higher Education Augsburg College
 Series 4F1 6.25% 5/1/23  ..........................    1,000,000    1,075,410
Minnesota Higher Education Carleton College
 5.75% 11/1/12  ....................................    4,000,000    4,288,960
Minnesota Higher Education Facilities Revenue -
 Hamline University 6.00% 10/1/12 ..................    1,250,000    1,340,225
Minnesota Higher Education Facilities Revenue -
 Hamline University 6.00% 10/1/16 ..................    1,790,000    1,906,153
Minnesota Higher Education St. Benedict's
 College 6.20% 3/1/16  .............................    1,000,000    1,050,090
Minnesota Higher Education St. Thomas University
 Series R2 5.60% 9/1/14  ...........................    1,000,000    1,042,230
Minnesota State Higher Education Facilities
 Authority Revenue for Macalester
College - Series 4-J 5.55% 3/1/17 ..................      700,000      731,087
 University Of Minnesota Series A
 5.50% 7/1/21  .....................................    9,500,000   10,193,120
                                                                   -----------
                                                                    21,627,275
                                                                   -----------
Hospital Revenue Bonds - 21.84%
Bemidji Hospital Facilities Revenue North County
 Health 6.05% 9/1/16  ..............................      600,000      634,524
Bemidji Hospital Facilities Revenue North County
 Health 6.05% 9/1/24  ..............................    1,825,000    1,918,239
Bemidji Hospital Facilities Revenue North County
 Health 5.625% 9/1/21  .............................    1,000,000    1,031,870

14 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
Brainerd Benedictine Health Care Systems -
 St Joseph - E 6.00% 2/15/12 (Connie Lee) .......     $ 2,250,000  $ 2,403,045
Duluth Economic Development Authority St. Luke's
 Hospital 6.40% 5/1/18 (Connie Lee) .............       3,295,000    3,572,044
Duluth Benedictine/St. Mary's Health
 6.00% 2/15/20 (Connie Lee) .....................       9,450,000    9,962,663
Little Canada Health Care 1992 (Presbyterian
 Homes Guaranteed) 7.25% 7/1/12 .................       1,000,000    1,047,380
Minneapolis Fairview Hospital Series 91B
 6.50% 1/1/11 (MBIA)  ...........................       3,000,000    3,271,530
Minneapolis Health Care - American Baptist Homes
 8.70% 11/1/09  .................................       2,485,000    2,770,154
Minneapolis and St. Paul Minnesota HRA Health
 Care System for Healthspan Series A
 4.75% 11/15/18 (AMBAC)  ........................      11,030,000   10,415,298
Minneapolis/St. Paul HRA Children's Hospital
 Health Care, Inverse Floater
 7.17% 8/15/25  .................................       6,500,000    6,848,790
Minneapolis/St. Paul HRA HealthOne
 7.40% 8/15/11 (MBIA)  ..........................       1,360,000    1,486,521
Robbinsdale North Memorial Medical Series B
 5.50% 5/15/23 (AMBAC)  .........................      10,725,000   10,931,993
Rochester Health Care Facilities Revenue Reg
 IRS - Ser H for Mayo Clinic - Inverse Floater
 7.874% 11/15/15  ...............................       3,500,000    3,979,458
Spring Park Twin Birch Nursing Home
 (Presbyterian Homes Guaranteed)
 8.25% 8/1/11  ..................................         600,000      644,856
Springfield St. John's Lutheran Home Revenue
 8.50% 11/1/19  .................................         600,000      636,954
St. Cloud Hospital Facilities Revenue for
 St. Cloud Hospital 5.30% 10/1/20 (AMBAC)........      10,250,000   10,307,195
St. Louis Park Commercial Development Revenue
 for - G & N, L P Project (Methodist Hospital
 Guaranteed) 7.25% 6/1/13 .......................       1,120,000    1,208,782
St. Louis Park Methodist Hospital
 5.20% 7/1/23 (AMBAC)  ..........................      10,220,000   10,226,132
St. Paul Housing and Redevelopment Hospital
 for Healtheast Project Series A
 6.625% 11/1/17  ................................       8,900,000    9,530,921
St. Paul Minn Housing and Redevelopment
 Authority Hospital for Healtheast Project
 Series B 5.85% 11/1/17  ........................         750,000      767,280
                                                                    ----------
                                                                    93,595,629
                                                                    ----------
Housing Revenue Bonds - 18.94%
Austin Housing and Redevelopment Authority
 Courtyard Residence Series 95A
 7.25% 1/1/26  ..................................         500,000      553,165
Brooklyn Center Multifamily Housing Revenue
 Bonds Family Housing Project -
 (Section 8) 5.90% 1/1/20 .......................       2,250,000    2,333,970
Burnsville Multifamily - Bridgeway Apartments
 7.625% 2/1/24 (FHA)  ...........................       3,370,000    3,518,583

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Housing Revenue Bonds (Continued)
Burnsville Multifamily - Coventry Court Apartments
 Project 7.50% 9/1/17 (FHA) .....................      $1,000,000   $1,049,520
Carver County Housing and Redevelopment
 Authority Multifamily Revenue Lake Grace
 Apartments 6.00% 7/1/28  .......................       1,435,000    1,496,719
Dakota County Housing and Redevelopment
 Authority Single Family 8.10%
 3/1/16 (GNMA)  .................................         140,000      144,571
Eagan Forest Ridge Apartments Project
 7.50% 9/1/17 (FHA)  ............................       1,000,000    1,040,970
Eden Prairie Multifamily Revenue, Eden
 Investments 7.40% 8/1/25 (FHA) .................         400,000      424,916
Eden Prairie Multifamily Windslope Apartments -
 (Section 8) Housing 7.10% 11/1/17 ..............       1,585,000    1,691,227
Eden Prairie Multifamily Homes, Tanager Creek
 8.05% 6/20/31 (GNMA)  ..........................       7,605,000    8,989,110
Edina Park Plaza Multifamily Housing
 7.50% 12/1/09 (FHA)  ...........................       1,530,000    1,618,893
Edina Park Plaza Multifamily Housing
 7.70% 12/1/28 (FHA)  ...........................       1,250,000    1,310,363
Hopkins Renaissance Multifamily Housing -
 (Section 8) 6.375% 4/1/20 ......................       1,000,000    1,061,300
Little Canada Minnesota Multifamily Housing
 Revenue, Housing Alternative Development
 Company Project Series A 6.10% 12/1/17 .........       1,720,000    1,733,089
Little Canada Minnesota Multifamily Housing
 Revenue, Housing Alternative Development
 Company Project Series A 6.25% 12/1/27 .........       2,900,000    2,922,098
Minneapolis Housing Facility Revenue 1993 for
 Augustana Chapel View Project
 7.00% 4/1/18  ..................................       1,000,000    1,032,740
Minneapolis Multifamily Mortgage for Seward
 Towers Project 7.375% 12/20/30 (GNMA)...........       4,000,000    4,238,040
Minneapolis-Nicollet Towers Multifamily Housing,
(Section 8) 6.00% 12/1/19 .......................       2,000,000    2,114,680
Minnesota Housing Finance Agency Housing
 Development Series A -
 (Section 8) 7.80% 8/1/18 .......................       1,000,000    1,020,710
Minnesota Housing Finance Agency Multifamily
 Housing 6.95% 2/1/14  ..........................       1,500,000    1,600,020
Minnesota Housing Finance Agency Multifamily
 Housing Series 92A 6.95% 8/1/17 ................         745,000      798,074
Minnesota Housing Finance Agency Rental Housing
 Series B 6.25% 8/1/22  .........................         985,000      995,372
Minnesota Housing Finance Agency Single Family
 Mortgage 86 Series B 7.25% 7/1/16 ..............         900,000      908,595
Minnesota Housing Finance Agency Single Family
 Mortgage Series B 7.30% 7/1/10 .................         150,000      156,414
Minnesota Housing Finance Agency Single Family
 Mortgage Series D 7.30% 7/1/09 .................         325,000      339,372
Minnesota Housing Finance Agency Single Family
 Mortgage Series C 7.65% 7/1/08 .................         395,000      419,202
Minnesota Housing Finance Agency Single Family
 Mortgage Series 91C 7.10% 7/1/11 ...............       1,010,000    1,079,761
                                                      for tax-exempt income 15

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Housing Revenue Bonds (Continued)
Minnetonka Multifamily - Beacon Hill Project
 (Presbyterian Homes Guaranteed)
 7.70% 6/1/25  ...................................    $ 2,000,000  $ 2,161,360
Oakdale Minnesota Housing - Oak Meadows
 Project 7.00% 4/1/27  ...........................      6,800,000    7,161,012
Park Rapids Minnesota Multifamily Revenue
 The Court Apartments Project - (Section 8)
 6.30% 2/1/20  ...................................      3,290,000    3,346,588
Red Wing Housing and Redevelopment Agency
 Jordan Tower - (Section 8) Series 1992
 7.00% 1/1/19  ...................................      1,500,000    1,600,920
St. Cloud Germain Towers Housing Series 1993 -
 (Section 8) 5.90% 9/1/20 ........................      2,000,000    2,070,700
St. Cloud Housing and Redevelopment Agency
 Northway A&B Project - (Section 8)
 7.50% 12/1/18  ..................................      2,045,000    2,139,377
St. Louis Park Multifamily Housing Revenue
 Community Housing 6.25% 12/1/28 (FHA)............      3,855,000    4,112,668
St. Louis Park Multifamily Westwind Apartments
 Housing 5.75% 1/1/29 (GNMA) .....................      3,865,000    3,994,787
St. Louis Park Minn Residential Mortgage Revenue
 for Single Family 7.25% 4/20/23 (GNMA) ..........      1,629,000    1,733,158
 St. Paul Housing and Redevelopment Agency
(Executive Life G.I.C.) Como Lake Project
 7.50% 3/1/26 (FHA)  .............................      1,000,000      935,000
St. Paul Housing and Redevelopment Single
 Family Mortgage 6.90% 12/1/21 (FNMA) ............      1,650,000    1,774,212
St. Paul Housing and Redevelopment Single
 Family Mortgage 6.90% 12/1/11 (FNMA) ............         61,000       65,212
Stillwater Multifamily Housing Stillwater Cottages
 7.00% 11/1/27  ..................................      1,000,000    1,032,790
Wadena Housing and Redevelopment Agency
 Humphrey Manor - (Section 8) 6.00% 2/1/19 .......      2,130,000    2,217,841
Wells Housing and Redevelopment Agency
 Broadway Apartment Project - (Section 8)
 7.00% 1/1/19  ...................................      1,070,000    1,157,569
Willmar Housing and Redevelopment Agency
 Highland Apartments - (Section 8)
 5.85% 6/1/19  ...................................      1,050,000    1,086,824
                                                                   -----------
                                                                    81,181,492
                                                                   -----------
Industrial Development Revenue
 Bonds - 9.28%
Andover Minnesota Development Revenue -
 Downtown Center Project - Series A
 7.00% 12/1/12  ..................................      1,000,000    1,023,000
Anoka Resource Recovery Revenue for NSP
 Series 85 7.15% 12/1/08 .........................      1,000,000    1,071,060
Becker Pollution Control Revenue for NSP
 Series 89 A 6.80% 4/1/07 ........................      2,000,000    2,107,540
Cloquet Pollution Control Revenue for Potlatch
 Corporation 5.90% 10/1/26 .......................     15,000,000   15,816,150

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------

Municipal Bonds (Continued)
Industrial Development Revenue
 Bonds (Continued)
Duluth Seaway Port Authority Revenue for
 Cargill, Inc. 6.125% 11/1/14.....................    $ 4,500,000  $ 4,939,200
East Grand Forks for American Crystal Sugar
 Pollution Control Revenue 7.75% 4/1/18 ..........      1,230,000    1,361,266
Minnesota Public Facilities Authority Water
 Pollution Control 6.25% 3/1/16 ..................      4,400,000    4,790,368
Richfield CDR for Richfield Shoppes
 8.375% 10/1/13  .................................      2,200,000    2,568,808
St. Cloud CDR for Northwest Center Association
 7.50% 8/1/12  ...................................      4,433,971    4,728,121
St. Paul Minnesota Port Authority CDR Fort Rd
 Medical 7.50% 9/1/02 (Asset Gty) ................      1,300,000    1,355,562
                                                                   -----------
                                                                    39,761,075
                                                                   -----------
Lease/Certificates of Participation - 0.68%
Beltrami County Housing & Redevelopment Authority
 Revenue 6.20% 2/1/14  ...........................      1,010,000    1,066,005
West St. Paul Commercial Mortgage
 K-Mart Lease 7.00% 11/1/07 ......................      1,667,618    1,837,965
                                                                   -----------
                                                                     2,903,970
                                                                   -----------
Pollution Control Revenue
 Bonds - 1.31%
International Falls Minnesota Pollution Control
 Reference - Boise Cascade Project
 5.65% 12/1/22  ..................................      5,500,000    5,599,880
                                                                   -----------
                                                                     5,599,880
                                                                   -----------
Power Authority Revenue
 Bonds - 17.43%
Bass Brook PCR for Minnesota Power and Light
 Revenue 6.00% 7/1/22  ...........................     17,490,000   18,261,484
Bass Brook PCR for Minnesota Power and Light
 Revenue 6.00% 7/1/22 (MBIA) .....................      1,750,000    1,856,278
Northern Minnesota Municipal Power Agency
 5.25% 1/1/13  ...................................      4,000,000    4,022,400
Northern Minnesota Municipal Power Agency
 Electric System Revenue
 5.50% 1/1/18 (AMBAC)  ...........................      9,200,000    9,430,184
Northern Minnesota Municipal Power Agency Series
 89A 7.25% 1/1/16  ...............................      5,875,000    6,176,623
Northern Minnesota Municipal Power Agency Zero
 Coupon 1/1/09 (AMBAC)  ..........................      3,815,000    2,287,550
Puerto Rico Electric Power Authority
 5.25% 7/1/21  ...................................      1,500,000    1,497,975
Puerto Rico Electric Power Authority
 5.50% 7/1/25  ...................................      2,930,000    2,973,012
Southern Minnesota Municipal Power Agency
 5.75% 1/1/18 (FGIC)  ............................      2,000,000    2,098,320
Southern Minnesota Municipal Power Agency
 4.75% 1/1/16 (MBIA)  ............................      9,200,000    8,792,440
Southern Minnesota Municipal Power Agency
 5.75% 1/1/18 (MBIA)  ............................      7,770,000    8,151,973

16 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Power Authority Revenue
 Bonds (Continued)
Southern Minnesota Municipal Power Agency
 Series A 5.00% 1/1/12 (FGIC).....................    $ 3,880,000  $ 3,898,120
Southern Minnesota Municipal Power Agency
 Supply System 5.50% 1/1/15 (AMBAC) ..............      1,560,000    1,602,728
Southern Minnesota Municipal Power Agency Zero
 Coupon 1/1/19 (MBIA)  ...........................      4,785,000    1,629,293
Southern Minnesota Municipal Power Agency Zero
 Coupon 1/1/21 (MBIA)  ...........................      5,000,000    1,526,050
Western Municipal Power Agency Revenue
 6.125% 1/1/16  ..................................        525,000      527,216
                                                                   -----------
                                                                    74,731,646
                                                                   -----------
*Pre-Refunded Bonds/ Escrowed
 To Maturity - 10.11%
Albert Lea St. John's Lutheran Home Project
 8.50% 11/1/19-99 (Pre-Refunded) .................      1,000,000    1,106,030
Anoka County Capital Improvement
 7.20% 2/1/08-99 (Pre-Refunded) ..................      1,000,000    1,031,110
Blaine IDR (Ball Corp.) 8.25% 12/1/00
 (Escrowed to maturity)  .........................        300,000      334,161
Blaine IDR (Ball Corp.) 8.25% 12/1/99
 (Escrowed to maturity)  .........................        250,000      269,265
Bloomington Tax Increment 9.75% 2/1/08
 (Escrowed to maturity)  .........................        500,000      659,195
Brainerd Independent School District #181
 7.00% 6/1/11-01 (Pre-Refunded) ..................        390,000      421,184
Edina Fairview Hospital Revenue
 7.125% 7/1/19-99 (Pre-Refunded) .................      2,500,000    2,648,275
Glencoe/Mcleod County Health Care
 8.50% 12/1/15-00 (Pre-Refunded) .................        500,000      560,325
Kimball Independent School District #739
 7.60% 2/1/04-98 (Pre-Refunded) ..................        250,000      250,575
Kimball Independent School District #739
 7.60% 2/1/05-98 (Pre-Refunded) ..................        275,000      275,633
Kimball Independent School District #739
 7.70% 2/1/06-98 (Pre-Refunded) ..................        275,000      275,652
Kimball Independent School District #739
 7.70% 2/1/07-98 (Pre-Refunded) ..................        300,000      300,711
Little Falls Independent School District #182
 6.80% 2/1/08-99 (AMBAC) (Pre-Refunded) ..........        500,000      514,280
Maplewood Independent School District #622 7.10%
 10% 2/1/25-05 (FSA) (Pre-Refunded) ..............     10,000,000   11,657,700
Minnesota Public Facilities Authority (Water
 Pollution Control) Series 90A 7.10%
 3/1/12-00 (Pre-Refunded) ........................      1,990,000    2,153,299
Minnesota Public Facilities Authority Water
 Pollution Control 6.95% 3/1/13-01
 (Pre-Refunded)  .................................      5,220,000    5,755,468
Northfield College Facility Revenue - St. Olaf
 College 7.875% 10/1/08-98
 (Pre-Refunded)  .................................      1,255,000    1,292,587
Northfield College Facility Revenue - St. Olaf
 College 8.00% 10/1/18-98 (Pre-Refunded) .........        860,000      886,531

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
*Pre-Refunded Bonds/ Escrowed
 To Maturity (Continued)
 Owatanna Public Utilities 6.75% 1/1/16-01
  (Pre-Refunded) ..................................    $ 1,000,000  $ 1,073,760
 Rockford Independent School District #883
  7.20% 12/15/13-98 (Pre-Refunded) ................        750,000      770,948
 Southern Minnesota Municipal Power Agency
  Revenue 5.75% 1/1/18 (MBIA)
  (Escrowed to maturity)  .........................      1,000,000    1,067,220
 Southern Minnesota Municipal Power Agency
  Supply System 5.50% 1/1/15 (AMBAC)
  (Escrowed to maturity)  .........................        990,000    1,028,412
 St. Cloud Independent School District #742
  7.50% 2/1/10-98 (Pre-Refunded) ..................      1,000,000    1,002,370
 St. Louis Park Methodist Hospital 7.25%
  7/1/18-00 (AMBAC) (Pre-Refunded) ................        775,000      848,083
 St. Paul Civic Center Revenue Sales Tax
  5.55% 11/1/23 (MBIA) (Escrowed to maturity) .....        825,000      856,160
 St. Paul Sewer Revenue Series 88A
  8.00% 12/1/08-98 (Pre-Refunded) .................      2,175,000    2,272,440
 University Of Minnesota Series A
  6.00% 2/1/11 (Escrowed to maturity) .............      1,500,000    1,501,920
 Wayzata Independent School District #284
  7.05% 2/1/06-99 (Pre-Refunded) ..................        625,000      644,138
 Wayzata Independent School District #284
  7.10% 2/1/08-99 (Pre-Refunded)...................      1,000,000    1,031,140
 Wayzata Independent School District #284
  7.10% 2/1/09-99 (Pre-Refunded)...................        560,000      577,438
 Western Minnesota Municipal Power Agency
  Revenue 9.75% 1/1/16 (Escrowed to maturity)......        185,000      284,027
                                                                    -----------
                                                                     43,350,037
                                                                    -----------
 Water and Sewer Revenue
  Bonds - 1.15%
 Puerto Rico Aqueduct & Sewer Authority
  5.00% 7/1/19  ...................................      3,000,000    2,938,080
 Puerto Rico Aqueduct & Sewer Authority
  5.00% 7/1/15  ...................................      2,000,000    1,990,740
                                                                    -----------
                                                                      4,928,820
                                                                    -----------
 Other Revenue Bonds - 1.68%
 Minneapolis Community Development Agency
  Common Bond Fund 7.95% 12/1/11 ..................        855,000      966,843
 Minneapolis Community Development Agency
  Common Bond Fund 7.40% 12/1/21 ..................        795,000      855,849
 Minneapolis Community Development Agency
  Common Bond Fund 1991-4 Opportunity
  Workshop Project 7.125% 12/1/05 .................        510,000      558,251
 Minneapolis Community Development Agency Tax
  Increment Revenue Zero Coupon 9/1/09 ............      5,750,000    3,353,918
 Minneapolis Community Development Agency
  Common Bond Fund 7.625% 6/1/06 ..................      1,430,000    1,464,978
                                                                    -----------
                                                                      7,199,839
                                                                    -----------
 Total Municipal Bonds (cost $395,681,075) ........                 429,765,211
                                                                    -----------
                                                      for tax-exempt income 17

--------------------------------------------------------------------------------

Total Market Value of Securities Owned - 100.26%
 (cost $395,681,075)  .........................................   $429,765,211
Liabilities Net of Receivables and Other Assets - (0.26%)......     (1,102,948)
                                                                  ------------
Net Assets Applicable to 33,208,912 Shares
 ($.01 Par Value) Outstanding - 100.00% .......................   $428,662,263
                                                                  ============
Net Asset Value - Tax Free Minnesota Fund A Class
 ($417,364,664 / 32,333,909 shares)  ..............................     $12.91
                                                                        ======
Net Asset Value - Tax Free Minnesota Fund B Class
 ($8,214,822 / 636,350 shares)  ...................................     $12.91
                                                                        ======
Net Asset Value - Tax Free Minnesota Fund C Class
 ($3,082,777 / 238,653 shares)  ...................................     $12.92
                                                                        ======
-----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
     AMBAC - Insured by the Ambac Indemnity Corporation
 Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FHA - Insured by the Federal Housing Authority
      FNMA - Insured by the Federal National Mortgage Association
       FSA - Insured by the Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at December 31, 1997:
Common stock, $.01 par value, 10,000,000,000
 shares authorized to the Fund with 1,000,000,000
 shares allocated to Tax-Free Minnesota Fund A Class,
 1,000,000,000 shares allocated to Tax-Free Minnesota
 Fund B Class, and 1,000,000,000 shares allocated to
 Tax-Free Minnesota Fund C Class..................                $393,810,316
Undistributed net investment income ..............                      55,704
Accumulated net realized gain on investments......                     712,107
Net unrealized appreciation on investments .......                  34,084,136
                                                                  ------------
Total net assets..................................                $428,662,263
                                                                  ============
Net Asset Value and Offering Price for
 Tax-Free Minnesota Fund A Class
Net asset value per share (A).....................                      $12.91
Sales charge (3.75% of offering price or 3.87% of
 amount invested per share) (B)...................                        0.50
                                                                        ------
Offering price....................................                      $13.41
                                                                        ======
--------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Minnesota Fund Class A.

Delaware-Voyageur
Minnesota Insured Fund
Statement Of Net Assets
December 31, 1997
--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds - 99.48%
General Obligation - 19.86%
Anoka County, MN G.O. Capital Improvement -
 Series C 5.90% 2/1/11 (FGIC)                         $ 8,045,000  $ 8,368,247
Becker Minnesota G.O. 6.25% 8/1/15
 (MBIA)(AMT)  ....................................      6,300,000    6,831,341
Becker Wastewater Treatment Facility Series A
 5.95% 2/1/14 Insurance (MBIA) ...................        500,000      526,985
Buffalo Independent School District #887
 6.10% 2/1/15 (FSA)  .............................      1,030,000    1,093,376
Dakota County 6.40% 2/1/08 (AMBAC) ...............      1,135,000    1,184,180
Dakota County 6.45% 2/1/09 (AMBAC) ...............      1,000,000    1,044,310
Dakota County 6.45% 2/1/10 (AMBAC) ...............      2,500,000    2,608,249
Eden Prairie Independent School District #272
 5.85% 2/1/13 (FGIC)  ............................      2,500,000    2,594,949
Eden Prairie Independent School District #272
 Inverse Floater 6.42% 2/1/14 (FGIC) .............      1,125,000    1,168,301
Eden Prairie Independent School District #272,
 5.65% 2/1/13 (MBIA)  ............................      3,200,000    3,298,143
Eden Prairie Independent School District #272,
 Inverse Floater 6.42% 2/1/15 (MBIA) .............      1,000,000    1,028,470
Elk River Independent School District #728
 Series 92 B 6.00% 2/1/09 (AMBAC) ................      3,950,000    4,210,225
Farmington Independent School District #192
 6.80% 2/1/11 (MBIA)  ............................        850,000      918,323
Hennepin County 5.75% 10/1/10 (MBIA) .............      1,800,000    1,913,688
Hopkins Independent School District #270
 4.875% 2/1/14 (MBIA)  ...........................      1,875,000    1,853,325
Lakeville Minnesota Independent School District
 #194 Capital Appreciation
 Series B Zero Coupon 2/1/15 .....................      2,455,000    1,016,935
Lakeville Minnesota School District #194 Capital
 Appreciation Series B Zero Coupon 2/1/17 ........      2,490,000      918,611
North Branch Independent School District #138,
 Inverse Floater 7.17% 2/1/11965,0001,054,398
Prior Lake Independent School District #719,
 Inverse Floater 6.17% 2/1/14 (FGIC) .............      1,000,000    1,035,460
Rosemount Independent School District #196
 Series B Zero Coupon 4/1/10 (FSA) ...............      2,240,000    1,259,664
Rosemount Independent School District #196
 Zero Coupon 4/1/09 (FSA) ........................      1,860,000    1,108,467
South Washington County Independent School
 District #883 6.125% 6/1/09 (FGIC)...............      1,430,000    1,513,112
South Washington County Independent School
 District #883 6.125% 6/1/11 (FGIC)...............      2,720,000    2,850,859
Spring Lake Park Independent School District #16,
 Inverse Floater 6.67% 2/1/14 (MBIA)..............      2,175,000    2,279,835
St. Cloud Independent School District #742
 6.05% 2/1/09 (FGIC) .............................      1,000,000    1,070,450
St. Francis Independent School District #15
 5.90% 4/1/10 (FGIC) .............................      1,845,000    1,948,302
Stillwater Independent School District #834
 5.50% 2/1/10 (FGIC) .............................      2,995,000    3,078,231

18 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
General Obligation (Continued)
Western Lake Superior Series A 6.00%
 10/1/08 (MBIA)(AMT)  ............................     $  400,000    $ 437,980
Western Lake Superior Series A 6.10%
 10/1/09 (MBIA)(AMT)  ............................        425,000      465,197
Western Lake Superior Series A 6.20%
 10/1/10 (MBIA)(AMT)  ............................        450,000      493,929
Western Lake Superior Series A 6.20%
 10/1/11 (MBIA)(AMT)  ............................        475,000      519,432
                                                                   -----------
                                                                    59,692,974
                                                                   -----------
Hospital Revenue Bonds - 20.13%
Bloomington Masonic Home Care Center
 5.90% 7/1/09 (AMBAC)  ...........................      1,250,000    1,335,563
Brainerd Benedictine Health Care Systems For
 St Joseph's Hospital 6.00%
 2/15/12 (Connie Lee)  ...........................      1,500,000    1,602,030
Brainerd Benedictine Health Care Systems For
 St Joseph's Hospital 6.00%
 2/15/20 (Connie Lee)  ...........................      2,000,000    2,124,420
Detroit Lakes Benedictine Health For St Mary's
 Hospital 6.00% 2/15/12 (Connie Lee) .............      1,630,000    1,740,873
Detroit Lakes Benedictine Health For St Mary's
 Hospital 6.00% 2/15/19 (Connie Lee) .............      1,000,000    1,062,210
Duluth EDA Benedictine For St Luke's Hospital
 6.40% 5/1/18 (Connie Lee) .......................        500,000      542,040
Duluth EDA Health Care - Duluth Clinic
 6.30% 11/1/22 (AMBAC)  ..........................      2,690,000    2,917,682
Duluth EDA Health Care Revenue For St Mary's
 Hospital, Inverse Floater 8.22% 2/15/17 .........      5,000,000    5,506,500
Duluth Economic Development Authority St. Luke's
 Hospital 6.00% 2/15/20 (Connie Lee) .............      1,300,000    1,370,525
Duluth EDA St. Luke's Hospital 6.40%
 5/1/10 (Connie Lee)  ............................      3,335,000    3,638,752
Minneapolis Fairview Hospital Series 91B
 6.50% 1/1/11 (MBIA)  ............................      3,000,000    3,271,530
Minneapolis Fairview Hospital Series 93A
 5.25% 11/15/19 (MBIA)  ..........................      2,750,000    2,767,380
Minneapolis/Saint Paul Minnesota HRA
 Health Care System For Healthspan
 Series A 4.75% 11/15/18 (AMBAC) .................      4,000,000    3,777,080
Minneapolis/St. Paul HRA - Childrens Hospital
 Inverse Floater 7.57% 8/15/16 (FSA) .............      1,310,000    1,439,952
Minneapolis/St. Paul HRA Health Care System
 for Healthspan Series 93A 5.00%
 11/15/13 (FSA)  .................................      6,490,000    6,426,528
Minneapolis/St. Paul HRA HealthOne 7.40%
 8/15/05 (MBIA)  .................................        600,000      657,696
Minneapolis/St. Paul HRA HealthOne 7.40%
 8/15/11 (MBIA)  .................................      2,370,000    2,590,481
Minnesota Agricultural & Economic Development
 Fairview Hospital - Series 1997 A
 5.75% 11/15/26 (MBIA)  ..........................      8,250,000    8,699,543
Robbinsdale North Memorial Medical 5.50%
 5/15/23 (AMBAC)  ................................      5,400,000    5,504,220

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
St. Louis Park Health Care For Methodist
 Hospital, Inverse Floater 6.32% 7/1/23...........    $ 2,500,000  $ 2,496,025
St. Paul Ramsey Medical 5.50%
 5/15/13 (AMBAC)  ................................      1,000,000    1,034,130
                                                                   -----------
                                                                    60,505,160
                                                                   -----------
Housing Revenue Bonds - 19.96%
Chaska Waters Edge Multifamily Revenue
 7.30% 1/20/30 (GNMA)  ...........................      3,257,000    3,670,737
Dakota County HRA Single Family Mortgage
 Revenue 6.70% 10/1/17 (FNMA)5,465,0005,877,662
Dakota County HRA Single Family Mortgage
 Revenue 5.85% 10/1/30 (GNMA/FNMA) ...............      7,000,000    7,245,840
Dakota, Washington and Stearns Counties HRA
 Single Family Mortgage Revenue
 7.85% 12/1/30 (MBIA)  ...........................        160,000      168,811
Eagan Multifamily Revenue Woodridge Apartments
 5.90% 8/1/20 (GNMA)  ............................      1,000,000    1,058,300
Eden Prairie Minnesota Multifamily Revenue
 Preserve Place 5.60% 7/20/28 (GNMA) .............      1,035,000    1,047,544
Hopkins Multifamily Housing - Auburn Apartments
 8.05% 6/20/31 (GNMA)  ...........................      3,790,000    4,371,462
Minneapolis and St. Paul Housing Finance Board
 Single Family Mortgage - Project Phase XI
 5.80% 11/1/30 (GNMA)  ...........................      2,705,000    2,788,828
Minneapolis and St. Paul Housing Finance Board
 Housing Project Phase V 8.875%
 11/1/18 (GNMA)  .................................         70,000       72,472
Minneapolis and St. Paul Housing Finance Board
 Single Family Mortgage Revenue 8.30%
 8/1/21 (GNMA)  ..................................        120,000      123,125
Minneapolis and St. Paul Housing Finance Board
 Single Family Mortgage Revenue 8.125%
 12/1/14 (GNMA)  .................................        150,000      156,902
Minneapolis and St. Paul Housing Finance Board
 Housing Project Phase IX 7.25%
 8/1/21 (GNMA)  ..................................      1,240,000    1,330,532
Minneapolis and St. Paul Housing Finance Board
 Housing Project Phase IX 7.30%
 8/1/31 (GNMA)  ..................................        830,000      886,432
Minnesota Housing Finance Agency Single Family
 Mortgage Revenue Series B 7.25%
 7/1/06 (MBIA)  ..................................        140,000      141,680
Minnesota Housing Finance Agency Single Family
 Mortgage Revenue Series A 7.95%
 7/1/22 (MBIA)  ..................................        305,000      321,998
Minnesota Housing Finance Agency Single Family
 Mortgage Revenue Series 7.45%
 7/1/22 (AMBAC)  .................................      1,395,000    1,478,812
Minnesota Housing Finance Agency Single Family
 Mortgage Revenue Series 7.05%
 7/1/22 (AMBAC)  .................................        505,000      536,593
Minnesota Housing Finance Agency Single Family
 Housing Rental 5.95% 2/1/15 (AMBAC) .............      2,480,000    2,614,862
                                                      for tax-exempt income 19

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
 Housing Revenue Bonds (Continued)
 Minnesota Housing Finance Agency Single Family
  Housing Rental 5.95% 2/1/18 (MBIA)...............    $ 7,130,000  $ 7,480,867
 Minnesota Housing Finance Agency Single Family
  Housing Rental Series A 5.875%
  8/1/28 (AMT)  ...................................      2,610,000    2,724,657
 Minnesota State Housing Finance Agency Single
  Family Mortgage Series D 5.80%
  7/1/21 (AMT)  ...................................      5,000,000    5,218,800
 Minnetonka Multifamily Housing Cedar Hills
  Project - Cedar Hills East 7.50%
  12/1/27 (FHA)  ..................................        500,000      521,495
 Minnetonka Multifamily Housing Cedar Hills
  Project - Cedar Hills East 7.50%
  12/1/17 (FHA)  ..................................        400,000      420,660
 Scott County,Minnesota Housing &
  Redevelopment Authority Facility Lease
 Revenue - Justice Center Project 5.50%
  12/1/15  ........................................      1,755,000    1,832,536
 South St. Paul, HRA Single Family Housing
  Mortgage Series 1993 5.75%
  9/1/20 (FNMA)  ..................................      2,410,000    2,488,156
 St. Paul HRA Multifamily Housing 6.60%
  10/1/12 (FHA)  ..................................      4,000,000    4,301,720
 White Bear Lake Multifamily Housing Lake
  Square 5.875% 2/1/15 (FHA) ......................      1,055,000    1,109,385
                                                                    -----------
                                                                     59,990,868
                                                                    -----------
 Lease/Certificates of
  Participation - 0.69%
 Stearns County HRA Courthouse Project
  7.00% 2/1/11 (AMBAC).............................      2,000,000    2,074,720
                                                                    -----------
                                                                      2,074,720
                                                                    -----------
*Pre-Refunded/Escrowed to
  Maturity Bonds - 30.53%
 Alexandria Independent School District #206
  6.30% 2/1/13 Crossover Refunded to
  2-1-03 @100 (MBIA)  .............................      1,775,000    1,930,880
 Brainerd Independent School District #181
  7.00% 6/1/09-01 (FGIC)  .........................        515,000      557,874
 Brainerd Independent School District #181
  7.00% 6/1/10-01 (FGIC)  .........................        550,000      595,788
 Carver County HRA Jail Facility 6.40% 2/1/11
  Crossover Refunded to 2-1-02 @ 100 (MBIA) .......        550,000      589,705
 Carver County HRA Jail Facility 6.40% 2/1/10
  Crossover Refunded to 2-1-02 @ 100 (MBIA) .......        515,000      552,178
 Carver County HRA Jail Facility 6.40% 2/1/12
  Crossover Refunded to 2-1-02 @ 100 (MBIA) .......        585,000      627,231
 Carver County HRA Jail Facility 6.40% 2/1/13
  Crossover Refunded to 2-1-02 @ 100 (MBIA) .......        625,000      670,119
 Carver County HRA Jail Facility 6.40% 2/1/14
  Crossover Refunded to 2-1-02 @ 100 (MBIA) .......        670,000      718,367
 Centennial Independent School District #12
  7.10% 2/1/09-00 (FSA)  ..........................        200,000      212,270

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
*Pre-Refunded/Escrowed to
  Maturity Bonds (Continued)
 Centennial Independent School District #12
  7.15% 2/1/11-00 (FSA)  ..........................    $   450,000   $  478,049
 Centennial Independent School District #12
  7.15% 2/1/12-00 (FSA)  ..........................        250,000      265,583
 Dakota & Washington Counties HRA Single Family
  Mortgage Revenue 8.375% 9/1/21 (GNMA)
  (Escrowed to maturity)  .........................     14,115,000   19,901,868
 Dakota & Washington Counties HRA Single Family
  Mortgage Revenue 8.15% 9/1/16 (MBIA)
  (Escrowed to maturity)  .........................        405,000      540,068
 Dakota, Washington & Anoka Counties HRA Single
  Family Housing 8.45% 9/1/19 (GNMA)
  (Escrowed to maturity)  .........................      9,000,000   12,536,730
 Delano Independent School District #879
  7.25% 2/1/10-01 (AMBAC)  ........................        500,000      541,370
 Duluth EDA Health Care - Duluth Clinic
  6.30% 11/1/22-04 (AMBAC) ........................      1,060,000    1,184,073
 Elk River Independent School District 7.00%
  2/1/10-00 (FSA)  ................................        200,000      210,818
 Elk River Independent School District #728 6.30%
  2/1/14-02 (FSA)  ................................        500,000      535,215
 Elk River Independent School District #728 6.30%
  2/1/15-02 (FSA)  ................................        665,000      711,836
 Ellendale Geneva Independent School
  District #762 6.00% 2/1/10-03 (AMBAC)............        230,000      244,617
 Ellendale Geneva Independent School
  District #762 6.00% 2/1/11-03 (AMBAC)............        245,000      259,889
 Ellendale Geneva Independent School District
  #762 6.00% 2/1/12-03 (AMBAC).....................        265,000      281,104
 Ellendale Geneva Independent School District
  #762 6.00% 2/1/13-03 (AMBAC).....................        280,000      296,366
 Ellendale Geneva Independent School District
  #762 6.00% 2/1/14-03 (AMBAC).....................        300,000      316,845
 Ellendale Geneva Independent School District
  #762 6.00% 2/1/15-03 (AMBAC).....................        320,000      337,523
 Lake Of The Woods Independent School
  District #390 7.35% 2/1/15-99 (AMBAC)............        200,000      206,852
 Lake Of The Woods Independent School
  District #390 7.35% 2/1/16-99 (AMBAC)............        250,000      258,565
 Maplewood Independent School District #622
  7.10% 2/1/25-05 (FSA)  ..........................     11,525,000   13,435,499
 Maplewood Independent School District #622
  7.10% 2/1/19-05 (MBIA)  .........................      5,935,000    6,918,845
 Minnesota Public Facilities Authority Water
  Pollution Control Revenue 6.50% 3/1/14
  Pre-Refunded 3-1-02 @102 (MBIA) .................      1,500,000    1,655,355
 Minnesota State University System 7.40%
  6/30/19-99 (MBIA)  ..............................        760,000      797,407
 Moorhead Minnesota Independent School
  District 152 5.90% 2/1/10 Crossover
  Refunded to 2-1-01 @100 (AMBAC) .................        475,000      496,062

20 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
*Pre-Refunded/Escrowed to
   Maturity Bonds (Continued)
 Moorhead Minnesota Independent School
  District 152 5.90% 2/1/11 Crossover
  Refunded to 2-1-01 @100 (AMBAC) ................     $   505,000   $  527,392
 Moorhead Minnesota Independent School
  District 152 5.90% 2/1/12 Crossover
  Refunded to 2-1-01 @100 (AMBAC) ................         540,000      563,944
 Moorhead Minnesota Independent School
  District 152 5.90% 2/1/13 Crossover
  Refunded to 2-1-01 @100 (AMBAC) ................         575,000      602,129
 Mora Series A 6.85% 2/1/10 Pre-Refunded
  2-1-00 @100 (AMBAC)  ...........................         245,000      258,825
 Mora Series A 6.85% 2/1/11 Pre-Refunded
  2-1-00 @100 (AMBAC)  ...........................         265,000      279,954
 Roseau Independent School District #682 7.00%
  2/1/16 Crossover Refunded to
  2-1-00 @100 (AMBAC)  ...........................         500,000      527,045
 South St. Paul Independent School District #6
  6.25% 2/1/10 Crossover Refunded to
  2-1-00 @100 (FGIC)  ............................         625,000      649,613
 South St. Paul Independent School District #6
  6.25% 2/1/11 Crossover Refunded to
  2-1-00 @100 (FGIC)  ............................         500,000      521,650
 South St. Paul Independent School District #6
  6.25% 2/1/12 Crossover Refunded to
  2-1-00 @100 (FGIC)  ............................         300,000      312,990
 South Washington County Independent School
  District #883 6.875% 6/1/11-00 (FGIC)...........         520,000      550,961
 Southern Minnesota Municipal Power Agency
  Revenue 5.75% 1/1/18 (MBIA)
  (Escrowed to maturity)  ........................       3,790,000    4,044,763
 Southern Minnesota Municipal Power Agency
  Revenue 5.75% 1/1/18 (AMBAC)
  (Escrowed to maturity)  ........................         670,000      715,037
 St. Cloud Hospital Facility Revenue 6.75%
  7/1/11-01 (AMBAC)  .............................         400,000      441,736
 St. Cloud Hospital Facility Revenue 7.00%
  7/1/07-01 (AMBAC)  .............................         500,000      555,330
 St. Cloud Hospital Facility Revenue 6.75%
  7/1/15-01 (AMBAC)  .............................         500,000      551,310
 St. Francis Independent School District #15 7.60%
  2/1/09 (FGIC) (Escrowed to maturity) ...........         250,000      250,620
 St. Louis Park Methodist Hospital 7.25%
  7/1/18-00 (AMBAC) Prefunded to 2-1-01
  @100 (AMBAC)  ..................................         500,000      547,150
 St. Michael Albertville Independent School
  District #885 7.25% 2/1/10 Pre-Refunded
  2-1-98 @100 (AMBAC)  ...........................         725,000      726,675
 St. Michael Albertville Independent School
  District #885 7.25% 2/1/11 Pre-Refunded
  2-1-98 @100 (AMBAC)  ...........................         775,000      776,790
 St. Michael Albertville Independent School
  District #885 7.25% 2/1/12 Pre-Refunded
  2-1-98 @100 (AMBAC)  ...........................         255,000      255,589

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
 Pre-Refunded/Escrowed to
   Maturity Bonds (Continued)
 St. Michael Albertville Independent School
  District #885 7.25% 2/1/13 Pre-Refunded
  2-1-98 @100 (AMBAC) ............................      $  795,000   $  796,836
 Stillwater Independent School District #834 6.75%
  2/1/10-99 (FGIC) ...............................       1,000,000    1,027,509
 Warroad Independent School District #690 6.85%
  2/1/13-00 (AMBAC) ..............................         500,000      525,575
 Washington County HRA Jail Facilities 7.00%
  2/1/12-02 (MBIA) ...............................         500,000      551,845
 Western Minnesota Municipal Power Agency
  Revenue 9.75% 1/1/16 (Escrowed to
  maturity) ......................................         530,000      813,698
 Western Municipal Power Agency Series A 6.60%
  1/1/10 (MBIA) (Escrowed to maturity) ...........       2,000,000    2,283,939
 Willmar Independent School District #347
  6.25% 2/1/15 Crossover Refunded to
  2-1-02 @100 (AMBAC) ............................       2,000,000    2,151,820
 Wright County 7.20% 12/1/12-99 (FSA)(AMT) .......       1,000,000    1,056,130
                                                                    -----------
                                                                     91,731,806
                                                                    -----------
 Power Authority Revenue
  Bonds - 7.66%
 Bass Brook Pollution Control Revenue for
  Minnesota Power & Light Company
  6.00% 7/1/22 (MBIA)  ...........................       2,000,000    2,121,460
 Marshall Utility Revenue 6.45% 7/1/10 (FSA) .....         500,000      549,985
 Marshall Utility Revenue 6.45% 7/1/11 (FSA) .....         100,000      109,640
 Marshall Utility Revenue 6.50% 7/1/12 (FSA) .....         500,000      549,660
 Marshall Utility Revenue 6.50% 7/1/13 (FSA) .....         500,000      548,385
 Northern Minnesota Municipal Power Agency Electric
  System Revenue 5.50% 1/1/18 (AMBAC) ............       4,200,000    4,305,084
 Northern Minnesota Municipal Power Agency
  Series B 5.90% 1/1/08 (AMBAC) ..................         700,000      762,748
 Northern Municipal Power Agency Minnesota
  5.25% 1/1/13 (FSA)  ............................       4,750,000    4,776,600
 Southern Minnesota Municipal Power Agency
  5.75% 1/1/18 (FGIC)  ...........................       4,570,000    4,794,661
 Southern Minnesota Municipal Power Agency
  4.75% 1/1/16 (MBIA)  ...........................       2,400,000    2,293,680
 Southern Minnesota Municipal Power Agency
  Revenue 5.75% 1/1/18 (AMBAC)....................       1,330,000    1,395,383
 Southern Minnesota Municipal Power Agency,
  Inverse Floater 7.67% 1/1/18....................         750,000      805,395
                                                                    -----------
                                                                     23,012,681
                                                                    -----------
 Water And Sewer Revenue Bonds - 0.27%
 Moorhead Minnesota Public Utilities
  6.25% 11/1/12 (MBIA)............................         735,000      788,795
                                                                    -----------
                                                                        788,795
                                                                    -----------
 Other Revenue Bonds - 0.38%
 Minneapolis Tax Increment Revenue
  7.00% 3/1/03 (MBIA).............................       1,140,000    1,145,301
                                                                    -----------
                                                                      1,145,301
                                                                    -----------
 Total Municipal Bonds (cost $276,685,209)........                  298,942,305
                                                                    -----------
                                                      for tax-exempt income 21

--------------------------------------------------------------------------------
                                                        Number        Market
                                                      of Shares       Value
                                                     ---------------------------
Short Term Investments - 0.31%
Federated Minnesota Municipal Money Market           $   928,000   $    928,000
                                                                   ------------
Total Short Term Investments
 (cost $928,000)..................................                      928,000
                                                                    -----------
Total Market Value Of Securities Owned - 99.79%
 (cost $277,613,209)  ..........................................   $299,870,305
Receivables And Other Assets Net Of
 Liabilities - 0.21%............................................        645,211
                                                                   ------------
Net Assets Applicable To 27,472,536 Shares
 ($.01 Par Value) Outstanding - 100.00% ........................   $300,515,516
                                                                   ============

Net Asset Value - Minnesota Insured A Class
 ($288,493,895 / 26,372,906 shares)  .............................       $10.94
                                                                         ======
Net Asset Value - Minnesota Insured B Class
 ($8,925,813 / 816,685 shares)  ..................................       $10.93
                                                                         ======
Net Asset Value - Minnesota Insured C Class
 ($3,095,808 / 282,945 shares)  ..................................       $10.94
                                                                         ======
-----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

     AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FHA - Insured by the Federal Housing Authority
      FNMA - Insured by the Federal National Mortgage Association
       FSA - Insured by Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

Components Of Net Assets At December 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares
 allocated to Minnesota Insured Fund A Class,
 1,000,000,000 shares allocated to Minnesota Insured
 Fund B Class and 1,000,000,000 shares allocated to
 Minnesota Insured Fund C Class.................................   $284,752,748
Undistributed net investment income.............................         32,374
Accumulated net realized loss on investments....................     (6,526,702)
Net unrealized appreciation on investments......................     22,257,096
                                                                   ------------
Total Net Assets................................................   $300,515,516
                                                                   ============
Net Asset Value and Offering Price for
  Tax-Free Minnesota Insured Fund A Class
Net asset value per share (A)...................................         $10.94
Sales charge (3.75% of offering price or 3.93% of amount
 invested per share) (B)........................................           0.43
                                                                         ------
Offering price..................................................         $11.37
                                                                         ======
-------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Minnesota Insured Fund Class A.

Delaware-Voyageur
Tax-Free Minnesota Intermediate Fund
Statement Of Net Assets
December 31, 1997
--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds - 98.43%
General Obligation Bonds - 2.46%
Olmstead County Resource
 Recovery Series A 5.90% 2/1/05...................    $1,175,000     $1,247,203
Western Lake Superior Sanitation District
 6.10% 10/1/00....................................       225,000        228,672
                                                                     ----------
                                                                      1,475,875
                                                                     ----------
Higher Education Revenue Bonds - 8.52%
Minnesota Higher Education Facility Authority
 Augsburg College Series 4F2 5.75% 5/1/16 ........     3,700,000      3,933,395
Minnesota State Higher Educational Facilities
 Authority Revenue University St. Thomas
 Series 4P 5.40% 4/1/23  .........................     1,160,000      1,174,454
                                                                     ----------
                                                                      5,107,849
                                                                     ----------
Health Care / Hospital Revenue Bonds - 16.16%
Fergus Falls Health Care Facility Broen Memorial
 Home Project 6.20% 11/1/05 ......................       100,000        104,261
Fergus Falls Health Care Facility Broen Memorial
 Home Project 6.30% 11/1/06 ......................       200,000        209,335
Fergus Falls Health Care Facility Broen Memorial
 Home Project 6.40% 11/1/07 ......................       200,000        209,296
Fergus Falls Health Care Facility Broen Memorial
 Home Project 6.60% 11/1/09 ......................       240,000        251,062
Fergus Falls Health Care Facility Broen Memorial
 Home Project 6.70% 11/1/10 ......................       260,000        271,931
Maplewood Healthcare Facility For Healtheast
 5.70% 11/15/02  .................................     1,000,000      1,037,200
Maplewood Healthcare Facility For Healtheast
 5.95% 11/15/06  .................................     2,200,000      2,290,112
Minneapolis Health Care Facility Jones-Harrison
 Residence Project 8.35% 9/1/21 ..................       905,000        964,920
Rochester Nursing Home & Multifamily Housing
 Revenue Samaritan Bethany, Inc.
 5.60% 5/1/02  ...................................       200,000        204,470
Rochester Nursing Home & Multifamily Housing
 Revenue Samaritan Bethany, Inc.
 5.80% 5/1/03  ...................................       250,000        255,565
Rochester Nursing Home & Multifamily Housing
 Revenue Samaritan Bethany, Inc.
 6.00% 5/1/04  ...................................       300,000        306,654
Rochester Nursing Home & Multifamily Housing
 Revenue Samaritan Bethany, Inc.
 6.10% 5/1/05  ...................................       250,000        255,533
St. Paul Minnesota Housing and Redevelopment
 for Healtheast Authority Hospital Revenue
 5.70% 11/1/15  ..................................     2,100,000      2,139,606
St. Paul Minnesota Housing and Redevelopment
 for Healtheast Authority Hospital Revenue
 5.85% 11/1/17  ..................................     1,160,000      1,186,726
                                                                     ----------
                                                                      9,686,671
                                                                     ----------

22 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Housing Revenue Bonds - 5.21%
Burnsville Multifamily Housing Revenue Burnsville
 Apts. Project, (LOC: TCF ) 7.00% 9/1/19
 Mandatory Put 9-1-99 @100  ......................    $  580,000     $  581,148
Minnesota HFA Single Family Mortgage Revenue
 Series C 6.30% 1/1/99  ..........................        70,000         70,805
Oakdale, Minnesota Housing-Oak Meadows Project
 6.50% 4/1/10  ...................................       295,000        308,582
Oakdale, Minnesota Housing-Oak Meadows Project
 6.20% 4/1/07  ...................................       150,000        156,987
Oakdale, Minnesota Housing-Oak Meadows Project
 6.30% 4/1/08  ...................................       260,000        272,064
Park Rapids, Minnesota Multifamily Revenue
 The Court Apartments Project (Section 8)
 6.05% 8/1/12  ...................................     1,200,000      1,224,960
St. Paul HRA Minnesota Public Radio,
 (LOC: First Bank) 6.40% 6/1/98 ..................       300,000        302,352
St. Paul HRA Minnesota Public Radio,
 (LOC: First Bank) 6.60% 6/1/99 ..................       100,000        102,353
St. Paul Housing and Redevelopment Single Family
 Mortgage 6.90% 12/1/21 (FNMA) ...................        95,000        102,152
                                                                     ----------
                                                                      3,121,403
                                                                     ----------
Industrial Development Revenue Bonds - 23.02%
Andover, Minnesota Development Revenue-
 Downtown Center Project-Series A
 6.50% 12/1/06  ..................................     1,795,000      1,837,093
Brooklyn Center CDR Brookdale Association
 (NWNL Guaranteed) 5.70% 12/1/07
 Mandatory Put 6-1-01 @100  ......................     1,000,000      1,052,880
Duluth Gross Revenue Bond-Duluth Entertainment
 Project 6.00% 12/1/98  ..........................       275,000        279,175
Duluth Gross Revenue Bond-Duluth Entertainment
 Project 7.00% 12/1/03  ..........................     1,250,000      1,382,387
Duluth Gross Revenue Bond-Duluth Entertainment
 Entertainment 7.30% 12/1/06 .....................       250,000        283,940
Metropolitan Council HHH Metrodome Sports Facility
 Revenue Series 1992 6.00% 10/1/09 ...............     3,520,000      3,784,035
Minnesota Public Facilities Authority Pollution
 Control Revenue Series A 6.55% 3/1/03 ...........     1,720,000      1,887,029
Richfield Shoppes CDR-Richfield Shoppes Project
 7.50% 10/1/04  ..................................     1,070,000      1,205,633
St. Paul Minnesota Port Authority CDR Fort Rd
 Medical 7.50% 9/1/02 (Asset Gty) ................     2,000,000      2,085,480
                                                                     ----------
                                                                     13,797,652
                                                                     ----------
Lease/Certificates Of Participation - 2.77%
Beltrami County Housing & Redevelopment Authority
 Revenue 5.90% 2/1/08.............................       355,000        375,980
Beltrami County Housing & Redevelopment Authority
 Revenue 6.00% 2/1/09.............................       380,000        402,378
Beltrami County Housing & Redevelopment Authority
 Revenue 6.00% 2/1/10.............................       405,000        426,388

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
 Municipal Bonds (Continued)
 Lease/Certificate of Participation (Continued)
 Beltrami County Housing & Redevelopment Authority
  Revenue 6.10% 2/1/11............................      $430,000     $  453,930
                                                                     ----------
                                                                      1,658,676
                                                                     ----------
*Pre-Refunded/Escrowed
   to Maturity Bonds - 31.21%
 Austin Independent School District #492 6.88%
  2/1/12-01 (MBIA)  ..............................     1,205,000      1,291,844
 Braham Independent School District #314 6.30%
  2/1/19-01 (AMBAC)  .............................     3,015,000      3,182,995
 Duluth EDA St. Mary's Hospital 7.90% 2/15/98
  (Escrowed to maturity)  ........................       250,000        251,130
 Duluth EDA St. Mary's Hospital 7.90% 2/15/99
  (Escrowed to maturity)  ........................       150,000        156,521
 Eden Valley Watkins Independent School District
  #463 6.55% 2/1/11-02 (FSA) .....................       250,000        269,913
 Eden Valley Watkins Independent School District
  #463 6.60% 2/1/16-02 (FSA) .....................       615,000        665,123
 Mankato Independent School District #77
  6.35% 2/1/13-02 (FSA)(MBIA) ....................     1,750,000      1,876,473
 Minneapolis/St. Paul HealthOne Series B 7.55%
  8/15/00 (Escrowed to maturity) .................       325,000        353,288
 Minneapolis/St. Paul HealthOne Series C 7.45%
  8/15/99 - (Escrowed to maturity) ...............       400,000        421,584
 Minnesota State 6.25% 8/1/10-02 .................     4,000,000      4,337,560
 Olmstead County 6.85% 2/1/02-01 .................       800,000        864,008
 Olmstead County 6.90% 2/1/03-01 .................       900,000        973,296
 Olmstead County 6.95% 2/1/04-01 .................       950,000      1,028,727
 St. Cloud Hospital Facility Revenue
  7.00% 7/1/20-01 (AMBAC)  .......................     2,740,000      3,038,496
                                                                     ----------
                                                                     18,710,958
                                                                     ----------
 Power Authority Revenue Bonds - 5.93%
 Eveleth IDR for Minnesota Power And Light Company
  6.13% 1/1/04....................................     2,500,000      2,669,200
 Northern Minnesota Municipal Power Agency
  7.20% 1/1/99....................................       860,000        887,271
                                                                     ----------
                                                                      3,556,471
                                                                     ----------
 Other Revenue Bonds - 3.15%
 Hibbing Economic Development Authority Revenue
  5.40% 2/1/03....................................     1,180,000      1,210,409
 Hibbing Economic Development Authority Revenue
  6.10% 2/1/08....................................       650,000        676,579
                                                                     ----------
                                                                      1,886,988
                                                                     ----------
 Total Municipal Bonds (cost of $56,241,720 ).....                   59,002,543
                                                                     ----------

                                                        Number
                                                      of Shares
                                                      ---------
 Short Term Investments - .15%
 Federated Minnesota Municipal Money Market.......        93,000         93,000
                                                                     ----------
 Total Short Term Investments
  (cost $93,000)..................................                       93,000
                                                                     ----------
                                                      for tax-exempt income 23

--------------------------------------------------------------------------------

Total Market Value Of Securities Owned - 98.58%
 (cost $56,334,720).......................................          $59,095,543
Receivables And Other Assets Net Of Liabilities - 1.42%...              850,813
                                                                    -----------
Net Assets Applicable To 5,368,644 Shares
 ($.01 Par Value) Outstanding - 100.00%...................          $59,946,356
                                                                    ===========
Net Asset Value - Tax-Free Minnesota Intermediate A Class
 ($57,524,327 / 5,151,801 shares).........................               $11.17
                                                                         ======
Net Asset Value - Tax-Free Minnesota Intermediate B Class
($910,206 / 81,463 shares)................................               $11.17
                                                                         ======
Net Asset Value - Tax-Free Minnesota Intermediate C Class
 ($1,511,823 / 135,380 shares)............................               $11.17
                                                                         ======
-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

    AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
     FNMA - Insured by the Federal National Mortgage Association
      FSA - Insured by Financial Security Assurance
     MBIA - Insured by the Municipal Bond Insurance Association
     NWNL - Insured by the Northwestern National Life Insurance Company

Components Of Net Assets At December 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax-Free Minnesota Intermediate Fund A Class, 1,000,000,000
 shares allocated to Tax-Free Minnesota Intermediate Fund B Class and 1,000,000,000 shares allocated to Tax-Free Minnesota
 Intermediate Fund C Class.....................................     $57,336,516
Accumulated net realized loss on investments...................        (150,983)
Net unrealized appreciation on investments.....................       2,760,823
                                                                    -----------
Total Net Assets...............................................     $59,946,356
                                                                    ===========

Net Asset Value and Offering Price for Tax-Free Minnesota
  intermediate Fund A Class
Net asset value per share (A)........................................    $11.17
Sales charge (2.75% of offering price or 2.86% of
 amount invested per share) (B)......................................      0.32
                                                                         ------
Offering price.......................................................    $11.49
                                                                         ======
-------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Minnesota Intermediate Fund A Class.

Delaware - Voyageur
Minnesota High Yield Municipal Bond Fund
Statement of Net Assets
December 31, 1997
--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds - 100.44%
General Obligation Bonds - 1.38%
Esko Independent School District #99 5.75%
 4/1/17 (FSA).....................................     $ 100,000     $  104,658
Inver Grove Heights Series - MN School District
 Enhanced A 5.75% 2/1/13..........................       100,000        105,470
Stewartville Independent School District Series -
 MN School District Enhanced A
 5.75% 2/1/12.....................................       100,000        106,313
Waconia Independent School District Series 93A
 5.45% 2/1/15 (FSA)...............................       100,000        102,642
                                                                     ----------
                                                                        419,083
                                                                     ----------
Higher Education Revenue Bonds - 7.30%
Minnesota State Higher Education Facility
 Macalester College Series 4C 5.50% 3/1/12........       100,000        104,743
Minnesota State Higher Education Facility St.
 Mary's College Series 3Q 6.15% 10/1/23...........       900,000        936,288
Minnesota State University System Revenue
 Bonds 93A 6.10% 6/30/23..........................       100,000        105,146
University Of Minnesota Series A
 5.50% 7/1/21.....................................     1,000,000      1,072,960
                                                                     ----------
                                                                      2,219,137
                                                                     ----------
Hospital Revenue Bonds - 26.92%
Cambridge Healthcare Facility Revenue -
 Grandview Christian Home 7.25% 9/1/26125,000129,779
Cannon Falls Nursing Home - Franciscan Health
 Community Project 7.25% 7/1/21 ..................       100,000        103,150
Duluth, Minnesota Economic Development
Authority Health Care Facilities - St. Francis
 Health Care Facility 6.75% 12/1/17 ...............       325,000        344,331
Fergus Falls Health Care Facility Revenue -
 Lake Region Hospital 6.50% 9/1/18 ................       750,000        812,993
Glencoe Minn Health Care Revenue
 6.40% 12/1/15  ..................................       275,000        283,195
Little Canada Senior Facility Residence 1992 -
 (Presbyterian Homes Guaranteed) 7.25%
 7/1/12  .........................................       250,000        261,845
Mankato Health Facilities Revenue Series A -
 Lutheran Homes 6.875% 10/1/26 ...................       300,000        312,027
Minneapolis Health Care - American Baptist
 Homes 8.70% 11/1/09  ............................       150,000        167,213
Minneapolis, Minnesota Housing & Health Care
 Facility Revenue(Augustana Chapel View
 Homes) 6.50% 6/1/17  ............................     1,370,000      1,411,854
Perham Minnesota Hospital District Congregate
 Housing Facilities Briarwood Project
 6.25% 2/1/22  ...................................       620,000        628,097
Robbinsdale North Memorial Medical
 5.50% 5/15/23 (AMBAC)  ..........................       100,000        101,930
Rochester Health Care Facilities Revenue Reg
 IRS Ser H for Mayo Clinic Inverse Floater
 7.875% 11/15/15  ................................     1,500,000      1,705,485

24 for tax-exempt income

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
Springfield St. John's Lutheran Home Revenue
 8.50% 11/1/19  ..................................    $  150,000     $  159,239
St. Paul Housing and Redevelopment Hospital
 Rev for Health East Series B
 6.625% 11/1/17  .................................       500,000        535,445
St. Paul Housing and Redevelopment Hospital
 Rev for Health East Series A
 6.625% 11/1/17  .................................       250,000        267,723
Waconia Good Samaritan Housing and
 Redevelopment Rev for The Evangelical
 Lutheran - A 6.00% 6/1/14 .......................       660,000        684,268
Wadena County Health Care Facility Gross Rev
 Ser B 7.75% 9/1/24  .............................       250,000        273,245
                                                                     ----------
                                                                      8,181,819
                                                                     ----------
Housing Revenue Bonds - 33.91%
Brooklyn Center Four Court Multifamily Housing
 7.50% 6/1/25  ...................................       370,000        382,036
Carver Multifamily Housing Lake Grace
 6.25% 7/1/28  ...................................       335,000        349,221
Carver Multifamily Housing Lake Grace
 8.00% 7/1/28  ...................................       200,000        205,128
Chanhassen Multifamily Housing Heritage Park
 6.20% 7/1/30  ...................................       300,000        318,411
Coon Rapids Minnesota Multifamily Rev Ref -
 Hsg - Margaret PL - A 6.50% 5/1/25 ..............       500,000        507,945
Eden Prairie Multifamily Housing Subordinated -
 Tanager Creek 8.00% 6/20/31 .....................       780,000        813,610
Minneapolis Multifamily Housing -
 Olson Townhomes 6.00% 12/1/19 ...................       800,000        825,304
Minneapolis - Nicollet Towers Multifamily Housing
 6.00% 12/1/19  ..................................       300,000        317,202
Minnesota Housing Finance Authority Single
 Family Mortgage Series E 6.25% 1/1/23............       100,000        105,939
Minnesota Housing Finance Authority Single
 Family Housing 5.875% 1/1/17.....................       100,000        105,427
Minnesota State Housing Finance Agency -
 Single Family MTG - Series K 5.75% 1/1/26 .......     1,000,000      1,026,210
Minnetonka Multifamily Housing Beacon Hill -
 Senior Housing Project 7.55% 6/1/19 .............       200,000        215,676
Minnetonka,Minnesota Senior Housing Revenue -
 Westridge Senior Housing Project
 6.30% 9/1/08  ...................................       110,000        112,048
Minnetonka,Minnesota Senior Housing Revenue -
 Westridge Senior Housing Project
 6.50% 9/1/12  ...................................       285,000        290,270
Minnetonka,Minnesota Senior Housing Revenue -
 Westridge Senior Housing Project
 7.00% 9/1/27  ...................................     1,275,000      1,295,107
New Brighton Multifamily Polynesian Village
 7.60% 4/1/25  ...................................       300,000        320,454
Oakdale,Minnesota Housing - Oak Meadows
 Project 6.75% 4/1/15  ...........................     1,500,000      1,580,385

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Housing Revenue Bonds (Continued)
St. Anthony Multifamily Housing Chandler
 6.05% 11/20/16 (GNMA)............................    $  135,000     $  143,988
St. Louis Park Multifamily Mortgage Revenue
 Ref Tamarind Project (FNMA)
 5.50% 11/1/13....................................       125,000        127,858
Stillwater Multifamily Housing Stillwater Cottages
 6.75% 11/1/11....................................       205,000        210,627
Stillwater Multifamily Housing Stillwater Cottages
 7.00% 11/1/27....................................       340,000        351,149
Stillwater Multifamily Housing Stillwater Cottages
 7.00% 11/1/16....................................       680,000        702,297
                                                                   ------------
                                                                     10,306,292
                                                                   ------------
Industrial Development Revenue
 Bonds - 8.86%
Andover, Minnesota Development Revenue -
 Downtown Center Project - Series A
 7.00% 12/1/12....................................     1,640,000      1,677,720
International Falls Minnesota Pollution Control
 Revenue - Boise Cascade Project
 5.65% 12/1/22....................................       700,000        712,712
Red Wing IDR Kmart (First Mortgage)
 5.50% 7/1/08.....................................       300,000        302,016
                                                                   ------------
                                                                      2,692,448
                                                                   ------------
Lease/Certificates of Participation - 3.37%
Beltrami County, Minnesota Housing and
 Redevelopment Authority Revenue Lease
 6.10% 2/1/12.....................................       460,000        484,205
Rice County, Minnesota - Certificate of Participation
 6.00% 12/1/21....................................       125,000        131,864
Saint Cloud, Minnesota Certificate of
 Participation 5.90% 12/1/17......................       400,000        408,320
                                                                   ------------
                                                                      1,024,389
                                                                   ------------
Power Authority Revenue Bonds - 4.05%
Bass Brook PCR for Minnesota Power and Light
 Corp 6.00% 7/1/22................................       805,000        840,509
Southern Minnesota Municipal Power Agency
 5.75% 1/1/18 (FGIC)..............................       100,000        104,916
Western Municipal Power Agency Revenue
 6.125% 1/1/16....................................       285,000        286,200
                                                                   ------------
                                                                      1,231,625
                                                                   ------------
Other Revenue Bonds - 14.65%
Hibbing Economic Development Authority
 6.40% 2/1/12.....................................       530,000        551,396
Minneapolis Minnesota Community Development
 Agency Revenue - Holiday Inn Metrodome
 Project 6.00% 12/1/01............................     1,100,000      1,110,395
Minneapolis, Minnesota Community Development
 Agency (Common Bond Fund - Series 2)
 6.20% 6/1/17.....................................       750,000        798,345
Minneapolis, Minnesota Community Development
 Agency Revenue Limited Tax - Series 4
 6.20% 6/1/17.....................................     1,055,000      1,108,583
                                                      for tax-exempt income 25

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount         Value
                                                     ---------------------------
Municipal Bonds (Continued)
Other Revenue Bonds (Continued)
Puerto Rico Commonwealth 5.375% 7/1/25                  $500,000    $   501,280
Woodbury Golf Course Revenue
 6.75% 2/1/22.....................................       365,000        384,429
                                                                    -----------
                                                                      4,454,428
                                                                    -----------
Total Municipal Bonds (cost $29,274,280)..........                   30,529,221
                                                                    -----------
Total Market Value of Securities Owned - 100.44%
 (cost $29,274,280)............................................      30,529,221
Liabilities Net of Receivables and Other Assets - (.44%).......        (133,182)
                                                                    -----------
Net Assets Applicable to 2,853,829 Shares
 ($.01 par value) Outstanding - 100.00%........................     $30,396,039
                                                                    ===========
Net Asset Value - Minnesota High Yield Municipal Bond
 Fund A Class ($19,016,521 / 1,785,851 shares)......................     $10.65
                                                                         ======
Net Asset Value - Minnesota High Yield Municipal Bond
 Fund B Class ($8,201,463 / 769,637 shares).........................     $10.66
                                                                         ======
Net Asset Value - Minnesota High Yield Municipal Bond
 Fund C Class ($3,178,055 / 298,341 shares).........................     $10.65
                                                                         ======
-------------
AMBAC - Insured by the Ambac Indemnity Corporation
 FGIC - Insured by the Financial Guaranty Insurance Company
 FNMA - Insured by the Federal National Mortgage Association
  FSA - Insured by Financial Security Assurance
 GNMA - Insured by the Government National Mortgage Association

Common Stock, $.01 par value, 100,000,000,000 shares
 authorized to the Fund with 10,000,000,000 shares
 allocated to Minnesota High Yield Municipal Bond Fund A
 Class, 10,000,000,000 shares allocated to Minnesota High
 Yield Municipal Bond Fund B Class, 10,000,000,000 shares
 allocated to Minnesota High Yield Municipal Bond Fund C Class....  $29,125,847
Undistributed net investment income...............................       26,394
Accumulated net realized loss on investments......................      (11,143)
Net unrealized appreciation on investments........................    1,254,941
                                                                    -----------
Total Net Assets..................................................  $30,396,039
                                                                    ===========
Net Asset Value and Offering Price for Minnesota
 High Yield Municipal Bond Fund A Class
Net asset value per share (A).....................................       $10.65
Sales charge (3.75% of offering price or 3.85% of
 amount invested per share) (B)...................................         0.41
                                                                         ------
Offering price....................................................       $11.06
                                                                         ======
-------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Minnesota High Yield Municipal Bond Fund Class A.

26 for tax-exempt income

The Delaware-Voyageur Funds
Statements of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                Tax-Free     Minnesota       Tax-Free              Minnesota
                                                                Minnesota     Insured        Minnesota        High Yield Municipal
                                                                  Fund          Fund     Intermediate Fund         Bond Fund
                                                               --------------------------------------------------------------------
Investment income:
Interest ..................................................   $26,178,608   $17,846,137      $3,569,424           $1,309,044
                                                              -----------   -----------      ----------           ----------
Expenses:
Management fees ...........................................     2,129,804     1,503,424         246,824              136,823
Dividend disbursing and transfer agent fees and expenses ..       329,694       245,680          64,334               25,954
Distribution expense ......................................     1,134,058       834,942         149,485              112,967
Registration fees .........................................        13,995        19,909          13,138                5,465
Reports and statements to shareholders ....................       102,070        55,300          16,896               17,972
Accounting and administration .............................       160,668       103,501          23,592                9,238
Professional fees .........................................        19,571        26,085          16,928                7,638
Custodian fees ............................................       121,064        35,581          38,444                  --
Taxes (other than taxes on income)  .......................        40,810        11,400           3,700                2,150
Directors' fees ...........................................        12,050         9,253           5,214                  966
Amortization of organization expenses .....................           --            --              --                   688
Other .....................................................        44,591        70,201          26,778                2,775
                                                              -----------   -----------      ----------           ----------
                                                                4,108,375     2,915,276         605,333              322,636
Less expenses waived or absorbed...........................      (163,751)      (61,867)        (24,897)            (243,061)
                                                              -----------   -----------      ----------           ----------
Total net expenses.........................................     3,944,624     2,853,409         580,436               79,575
                                                              -----------   -----------      ----------           ----------
Net investment income......................................    22,233,984    14,992,728       2,988,988            1,229,469
                                                              -----------   -----------      ----------           ----------
Net realized and unrealized gain on investments:
Net realized gain (loss) on investments ...................     3,216,993     1,476,574         638,280               (4,334)
Net change in unrealized appreciation .....................    13,746,414     7,964,819         321,114            1,166,080
                                                              -----------   -----------      ----------           ----------
Net realized and unrealized gain on investments............    16,963,407     9,441,393         959,394            1,161,746
                                                              -----------   -----------      ----------           ----------
Net increase in net assets resulting from operations.......   $39,197,391   $24,434,121      $3,948,382           $2,391,215
                                                              ===========   ===========      ==========           ==========

                            See accompanying notes
                                                      for tax-exempt income 27

Delaware-Voyageur Funds
Statements of changes in net assets
--------------------------------------------------------------------------------

                                                                  Tax-Free Minnesota Fund           Minnesota Insured Fund
                                                               ---------------------------------------------------------------
                                                                Year ended       Year ended       Year ended       Year ended
                                                                 12/31/97         12/31/96         12/31/97         12/31/96
                                                               ---------------------------------------------------------------
Increase in net assets from operations:
Net investment income ..................................      $ 22,233,984      $ 22,746,587     $ 14,992,728    $ 14,894,385
Net realized gain on investments .......................         3,216,993           515,784        1,476,574         293,417
Net change in unrealized appreciation/depreciation .....        13,746,414        (8,943,154)       7,964,819      (4,586,047)
                                                              ------------      ------------     ------------    ------------
Net increase in net assets resulting from operations....        39,197,391        14,319,217       24,434,121      10,601,755
                                                              ------------      ------------     ------------    ------------
Distributions to shareholders from:
Net investment income:
  A Class ..............................................       (21,801,997)      (22,406,019)     (14,559,667)    (14,451,758)
  B Class ..............................................          (342,308)         (203,627)        (326,611)       (248,884)
  C Class ..............................................          (121,569)         (120,510)        (135,307)       (136,712)
                                                              ------------      ------------     ------------    ------------
                                                               (22,265,874)      (22,730,156)     (15,021,585)    (14,837,354)
                                                              ------------      ------------     ------------    ------------
Capital share transactions:
Proceeds from shares sold:
  A Class ..............................................        30,690,547        28,935,567       16,105,669      19,743,497
  B Class ..............................................         2,901,401         3,893,971        2,803,647       2,213,483
  C Class ..............................................         1,258,502         1,575,266          726,891         962,058
Net asset value of shares issued in connection with the
  acquisition of Great Hall Minnesota Insured
  Tax-Exempt Fund (note 5):
  A Class ..............................................               N/A               N/A              N/A      23,310,124
Net asset value of shares issued upon reinvestment of
  dividends from net investment income:
  A Class ..............................................        14,861,153        14,510,299       10,480,178      10,183,091
  B Class ..............................................           265,963           159,491          249,513         198,159
  C Class ..............................................           108,591            95,792          114,902         118,019
                                                              ------------      ------------     ------------    ------------
                                                                50,086,157        49,170,386       30,480,800      56,728,431
                                                              ------------      ------------     ------------    ------------
Cost of shares repurchased:
  A Class ..............................................       (73,076,182)      (61,934,519)     (52,017,149)    (51,938,099)
  B Class ..............................................        (1,502,411)         (500,598)      (1,207,521)       (213,150)
  C Class ..............................................        (1,472,994)         (867,298)        (973,441)     (1,076,363)
                                                              ------------      ------------     ------------    ------------
                                                               (76,051,587)      (63,302,415)     (54,198,111)    (53,227,612)
                                                              ------------      ------------     ------------    ------------
Increase (decrease) in net assets derived from capital
  share transactions....................................       (25,965,430)      (14,132,029)     (23,717,311)      3,500,819
                                                              ------------      ------------     ------------    ------------
Net decrease in net assets..............................        (9,033,913)      (22,542,968)     (14,304,775)       (734,780)

Net assets:
Beginning of year.......................................       437,696,176       460,239,144      314,820,291     315,555,071
                                                              ------------      ------------     ------------    ------------
End of year.............................................      $428,662,263      $437,696,176     $300,515,516    $314,820,291
                                                              ============      ============     ============    ============

                            See accompanying notes

28 for tax-exempt income

-------------------------------------------------------------------------

                                                                    Tax-Free Minnesota              Minnesota High Yield
                                                                     Intermediate Fund              Municipal Bond Fund
                                                               ---------------------------------------------------------------
                                                                                                                  Period
                                                                Year ended       Year ended       Year ended   from 6/4/96*
                                                                 12/31/97         12/31/96         12/31/97      12/31/96
                                                               ---------------------------------------------------------------
Increase in net assets from operations:
Net investment income ..................................       $ 2,988,988       $ 3,281,209      $ 1,229,469     $   145,301
Net realized gain (loss) on investments ................           638,280            58,144           (4,334)         (6,809)
Net change in unrealized appreciation/ depreciation ....           321,114        (1,060,245)       1,166,080          88,861
                                                               -----------       -----------      -----------     -----------
Net increase in net assets resulting from operations....         3,948,382         2,279,108        2,391,215         227,353
                                                               -----------       -----------      -----------     -----------
Distribution to shareholders from:
Net investment income:
  A Class ..............................................        (2,915,016)       (3,233,948)        (783,576)        (88,229)
  B Class ..............................................           (26,474)           (7,825)        (312,756)        (41,302)
  C Class ..............................................           (52,600)          (34,381)        (109,945)        (13,370)
                                                               -----------       -----------      -----------     -----------
                                                                (2,994,090)       (3,276,154)      (1,206,277)       (142,901)
                                                               -----------       -----------      -----------     -----------
Capital share transactions:
Proceeds from shares sold:
  A Class ..............................................         7,081,491         8,813,544       12,612,422       7,102,907
  B Class ..............................................           669,318           372,719        5,453,844       2,696,693
  C Class ..............................................           810,790           862,998        2,470,327         948,440
Net asset value of shares issued upon reinvestment of
  dividends from net investment income:
  A Class ..............................................         2,185,734         2,225,412          503,798          43,874
  B Class...............................................            23,336             5,862          160,239          13,064
  C Class...............................................            52,025            27,628           89,364           7,823
                                                               -----------       -----------      -----------     -----------
                                                                10,822,695        12,308,163       21,289,994      10,812,801
                                                               -----------       -----------      -----------     -----------
Cost of shares repurchased:
  A Class ..............................................       (18,684,272)      (16,425,703)        (903,309)     (1,124,003)
  B Class ..............................................          (205,353)           --             (475,668)          --
  C Class ..............................................          (510,897)         (441,733)        (405,467)        (67,699)
                                                               -----------       -----------      -----------     -----------
                                                               (19,400,522)      (16,867,436)      (1,784,444)     (1,191,702)
                                                               -----------       -----------      -----------     -----------
Increase (decrease) in net assets derived from capital
  share transactions....................................        (8,577,827)       (4,559,273)      19,505,550       9,621,099
                                                               -----------       -----------      -----------     -----------
Net increase (decrease) in net assets...................        (7,623,535)       (5,556,319)      20,690,488       9,705,551

Net assets:
Beginning of period.....................................        67,569,891        73,126,210        9,705,551           --
                                                               -----------       -----------      -----------      ----------
End of period...........................................       $59,946,356       $67,569,891      $30,396,039      $9,705,551
                                                               ===========       ===========      ===========      ==========

--------------
*Commencement of operations

                            See accompanying notes
                                                      for tax-exempt income 29
Delaware-Voyageur Funds
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Tax-Free Minnesota Fund - Class A
                                                                --------------------------------------------------------------------
                                                                Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/97(2)      12/31/96      12/31/95      12/31/94     12/31/93

Net asset value, beginning of period .......................     $ 12.400        $ 12.630    $  11.330     $  12.850      $ 12.210

Income from investment operations:
  Net investment income ....................................        0.654           0.630        0.620         0.630         0.640
  Net realized and unrealized gain (loss) from investments .        0.511          (0.230)       1.320        (1.480)        0.870
                                                                 --------        --------    ----------    ---------      --------
  Total from investment operations..........................        1.165           0.400        1.940        (0.850)        1.510
                                                                 --------        --------    ----------    ---------      --------
Less dividends and distributions:
  Dividends from net investment income .....................       (0.655)         (0.630)      (0.640)       (0.610)       (0.640)
  Distributions from net realized gain on security transactions     0.000           0.000        0.000        (0.050)       (0.230)
  In excess of net realized gains ..........................        0.000           0.000        0.000        (0.010)        0.000
                                                                 --------        --------    ----------    ---------      --------
  Total dividends and distributions.........................       (0.655)         (0.630)      (0.640)       (0.670)       (0.870)
                                                                 --------        --------    ----------    ---------      --------
Net asset value, end of period..............................     $ 12.910        $ 12.400      $12.630       $11.330      $ 12.850
                                                                 ========        ========    =========     =========      ========
Total Return(1).............................................         9.68%           3.33%       17.49%        (6.73%)       12.70%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................     $417,365        $428,380    $ 455,220     $ 406,497      $458,145
  Ratio of expenses to average net assets ..................         0.91%           0.92%        0.93%         0.90%         1.02%
  Ratio of expenses to average net assets prior to
   expense limitation ......................................         0.95%           0.92%        0.93%         0.90%         1.02%
  Ratio of net investment income to average net assets .....         5.22%           5.13%        5.11%         5.29%         5.02%
  Ratio of net investment income to average net assets prior
   to expense limitation ...................................         5.18%           5.13%        5.11%         5.29%         5.02%
  Portfolio turnover .......................................           19%             28%          51%           24%           32%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes

30 for tax-exempt income

Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                   Tax-Free Minnesota Fund - Class B            Tax-Free Minnesota Fund - Class C
                                                   ---------------------------------            ---------------------------------
                                                   Year        Year      Period  from     Year       Year     Year     Period  from
                                                   Ended       Ended     8/15/95(1) to    Ended     Ended     Ended    5/4/94(1) to
                                                 12/31/97(4) 12/31/96     12/31/95     12/31/97(4)  12/31/96  12/31/95    12/31/94

Net asset value, beginning of period .........    $12.400     $12.620      $11.900        $12.410   $12.630   $11.330    $11.960

Income from investment operations:
    Net investment income ....................      0.574       0.560        0.450          0.564     0.540     0.530      0.340
    Net realized and unrealized gain (loss)
       from investments                             0.508      (0.220)       0.710          0.508    (0.220)    1.320     (0.610)
                                                  -------     -------      -------        -------   -------   -------    -------

    Total from investment operations .........      1.082       0.340        1.160          1.072     0.320     1.850     (0.270)
                                                  -------     -------      -------        -------   -------   -------    -------

Less dividends and distributions:
    Dividends from net investment income .....     (0.572)     (0.560)      (0.440)        (0.562)   (0.540)   (0.550)    (0.320)
    Distributions from net realized gain on
      security transactions ..................      0.000       0.000        0.000          0.000     0.000     0.000     (0.040)
                                                  -------     -------      -------        -------   -------   -------    -------
    Total dividends and distributions ........     (0.572)     (0.560)      (0.440)        (0.562)   (0.540)   (0.550)    (0.360)
                                                  -------     -------      -------        -------   -------   -------    -------

Net asset value, end of period ...............    $12.910     $12.400      $12.620        $12.920   $12.410   $12.630    $11.330
                                                  =======     =======      =======        =======   =======   =======    =======

Total Return(2)...............................       8.95%       2.83%        9.95%          8.82%     2.64%    16.62%     (2.30%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ..     $8,215      $6,233       $2,701         $3,083    $3,083    $2,319     $1,061
    Ratio of expenses to average net assets ..       1.56%       1.50%        1.38%(3)       1.65%     1.67%     1.67%      1.72%(3)
    Ratio of expenses to average net assets
      prior to expense limitation ............       1.60%       1.67%        1.63%(3)       1.69%     1.67%     1.67%      1.72%(3)
    Ratio of net investment income to
      average net assets .....................       4.57%       4.53%        4.43%(3)       4.48%     4.38%     4.33%      4.56%(3)
    Ratio of net investment income to
      average net assets prior to
      expense limitation .....................       4.53%       4.36%        4.18%(3)       4.44%     4.38%     4.33%      4.56%(3)
    Portfolio turnover .......................         19%         28%          51%            19%       28%       51%        24%

  ---------------------
(1)   Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)   Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes
                                                      for tax-exempt income 31

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Minnesota Insured Fund - Class A
                                                    ----------------------------------------------------------------
                                                     Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                     12/31/97(2)   12/31/96     12/31/95     12/31/94     12/31/93

Net asset value, beginning of period ................   $10.600     $10.730        $9.610     $11.020       $10.270

Income from investment operations:
    Net investment income ...........................     0.533       0.520         0.510       0.540         0.540
    Net realized and unrealized gain
       (loss) from investments ......................     0.341      (0.130)        1.140      (1.390)        0.840
                                                        -------     -------        ------     -------       -------
    Total from investment operations ................     0.874       0.390         1.650      (0.850)        1.380
                                                        -------     -------        ------     -------       -------

Less dividends and distributions:
    Dividends from net investment income ............    (0.534)     (0.520)       (0.530)     (0.520)       (0.540)
    Distributions from net realized gain
        on security transactions ....................     0.000       0.000         0.000       0.040)       (0.090)
                                                        -------     -------        ------     -------       -------
    Total dividends and distributions ...............    (0.534)     (0.520)       (0.530)     (0.560)       (0.630)
                                                        -------     -------        ------     -------       -------
Net asset value, end of period ......................   $10.940     $10.600       $10.730      $9.610       $11.020
                                                        =======     =======       =======      ======       =======


Total Return(1) .....................................      8.49%       3.75%        17.52%      (7.88%)       13.80%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ........  $288,494    $304,877      $307,734    $284,132      $311,187
    Ratio of expenses to average net assets .........      0.92%       0.92%         0.87%       0.61%         0.70%
    Ratio of expenses to average net assets
         prior to expense limitation ................      0.94%       0.92%         0.92%       0.94%         1.02%
    Ratio of net investment income to average
         net assets                                        5.01%       4.93%         4.92%       5.29%         4.93%
    Ratio of net investment income to average
         net assets prior to expense limitation .....      4.99%       4.93%         4.87%       4.96%         4.61%
    Portfolio turnover ..............................        21%         14%           54%         25%           18%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes

32 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Minnesota Insured Fund - Class B     Minnesota Insured Fund - Class C
                                                           --------------------------------     --------------------------------
                                                             Year        Year  Period from   Year     Year       Year   Period  from
                                                             Ended      Ended  3/7/95(1) to  Ended    Ended     Ended   5/4/94(1) to
                                                          12/31/97(4)  12/31/96  12/31/95 12/31/97(4) 12/31/96 12/31/95   12/31/94
Net asset value, beginning of period .....................  $10.580    $10.720   $10.140    $10.600  $10.730   $  9.610  $10.230

Income from investment operations:
    Net investment income ................................    0.454      0.450     0.380      0.454    0.440      0.430    0.300
    Net realized and unrealized gain (loss)
       from investments ..................................    0.348     (0.140)    0.580      0.338   (0.130)     1.140   (0.620)
                                                            -------    -------   -------    -------  -------    -------   ------
    Total from investment operations .....................    0.802      0.310     0.960      0.792    0.310      1.570   (0.320)
                                                            -------    -------   -------    -------  -------    -------   ------

Less dividends and distributions:
    Dividends from net investment income .................   (0.452)    (0.450)   (0.380)    (0.452)  (0.440)    (0.450)  (0.280)
    Distributions from net realized gain on
       security transactions .............................    0.000      0.000     0.000      0.000    0.000      0.000   (0.020)
                                                            -------    -------   -------    -------  -------    -------   ------
    Total dividends and distributions ....................   (0.452)    (0.450)   (0.380)    (0.452)  (0.440)    (0.450)  (0.300)
                                                            -------    -------   -------    -------  -------    -------   ------
Net asset value, end of period ...........................  $10.930    $10.580   $10.720    $10.940  $10.600    $10.730   $9.610
                                                            =======    =======   =======    =======  =======    =======   ======

Total Return(2)...........................................     7.77%      3.03%     9.59%      7.66%    2.98%     16.63%   (3.14%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ..............   $8,926     $6,817    $4,655     $3,096   $3,126     $3,166   $1,525
    Ratio of expenses to average net assets ..............     1.67%      1.56%     1.34%(3)   1.67%    1.68%      1.66%    1.36%(3)
    Ratio of expenses to average net assets
       prior to expense limitation .......................     1.69%      1.68%     1.64%(3)   1.69%    1.68%      1.67%    1.68%(3)
    Ratio of net investment income to average net assets .     4.26%      4.29%     4.15%(3)   4.26%    4.18%      4.11%    4.68%(3)
    Ratio of net investment income to average net assets
       prior to expense limitation .......................     4.24%      4.17%     3.85%(3)   4.24%    4.18%      4.10%    4.36%(3)
    Portfolio turnover ...................................       21%        14%       54%        21%      14%        54%      25%

--------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes
                                                      for tax-exempt income 33

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Tax-Free Minnesota Intermediate Fund - Class A
                                                               ----------------------------------------------
                                                       Year Ended  Year Ended    Year Ended   Year Ended    Year Ended
                                                       12/31/97(2)   12/31/96     12/31/95     12/31/94      12/31/93
    Net asset value, beginning of period..............    $10.99    $11.140       $10.500      $11.160       $10.830
                                                          ------    -------       -------      -------       -------
    Income from investment operations:
       Net investment income..........................     0.535      0.510         0.510        0.450         0.470
       Net realized and unrealized gain (loss)
        from investments..............................     0.180     (0.150)        0.640       (0.660)        0.370
                                                          ------    -------       -------      -------       -------
    Total from investment operations..................     0.715      0.360         1.150       (0.210)        0.840
                                                          ------    -------       -------      -------       -------
    Less dividends and distributions:
       Dividends from net investment income...........    (0.535)    (0.510)       (0.510)      (0.450)       (0.470)
       Distributions from net realized gain
        on security transactions......................     0.000      0.000         0.000        0.000        (0.040)
                                                          ------    -------       -------      -------       -------
    Total dividends and distributions.................    (0.535)    (0.510)       (0.510)      (0.450)       (0.510)
                                                          ------    -------       -------      -------       -------
    Net asset value, end of period....................   $11.170    $10.990       $11.140      $10.500       $11.160
                                                         =======    =======       =======      =======       =======

    Total Return(1)...................................      6.69%      3.46%        11.00%       (1.91%)        7.88%

    Ratios and supplemental data:
       Net assets, end of period (000 omitted)........   $57,524    $66,024       $72,405      $84,168       $75,374
       Ratio of expenses to average net assets........      0.91%      0.89%         0.91%        0.92%         0.99%
       Ratio of expenses to average net assets
        prior to expense limitation...................      0.95%      0.89%         0.91%        0.92%         0.99%
       Ratio of net investment income to average
        net assets....................................      4.86%      4.69%         4.61%        4.18%         4.18%
       Ratio of net investment income to average
        net assets prior to expense limitation........      4.82%      4.69%         4.61%        4.18%         4.18%
       Portfolio turnover.............................        21%        28%           40%          42%           19%

---------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes

34 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Tax -Free Minnesota               Tax -Free Minnesota
                                                           Intermediate Fund - Class B         Intermediate Fund - Class C
                                                        --------------------------------  ---------------------------------------
                                                           Year       Year   Period from    Year      Year      Year   Period from
                                                          Ended      Ended  3/11/95(1) to   Ended     Ended     Ended  4/30/94(1) to
                                                       12/31/97(4)  12/31/96   12/31/95  12/31/97(4) 12/31/96  12/31/95  12/31/94
    Net asset value, beginning of period .............    $10.990    $11.140    10.950    $10.990  $11.130    $10.500  $10.740


    Income from investment operations:
        Net investment income ........................      0.437     (0.150)    0.190      0.187   (0.140)     0.630   (0.240)
        Net realized and unrealized gain
         (loss) from investments .....................      0.190     (0.150     0.190      0.187   (0.140)     0.630   (0.240)
                                                          -------    -------   -------    -------  -------    -------  -------
        Total from investment operations .............      0.627      0.290     0.360      0.627    0.290      1.050    0.000
                                                          -------    -------   -------    -------  -------    -------  -------

    Less dividends and distributions:
        Dividends from net investment income .........     (0.447)    (0.440)   (0.170)    (0.447)  (0.430)    (0.420)  (0.240)
        Distributions from net realized
         gain on security transactions ...............      0.000      0.000     0.000      0.000    0.000      0.000    0.000
                                                          -------    -------   -------    -------  -------    -------  -------
        Total dividends and distributions ............     (0.447     (0.440)   (0.170)    (0.447)  (0.430)    (0.420)  (0.240)
                                                          -------    -------   -------    -------  -------    -------  -------
    Net asset value, end of period ...................    $11.170    $10.990   $11.140    $11.170  $10.990    $11.130  $10.500
                                                          =======    =======   =======    =======  =======    =======  =======

    Total Return(2) ..................................       5.84%      2.74%     3.26%      5.84%    2.69%     10.18%   (0.03%)

    Ratios and supplemental data:
        Net assets, end of period (000 omitted) ......       $910       $408       $27     $1,512   $1,137       $694     $341
        Ratio of expenses to average net assets ......       1.81%      1.56%     1.30%(3)   1.77%    1.64%      1.63%    1.71%(3)
        Ratio of expenses to average net assets
         prior to expense limitation .................       1.85%      1.62%     1.55%(3)   1.81%    1.64%      1.63%    1.71%(3)
        Ratio of net investment income to average
         net assets ..................................       3.96%      3.99%     3.93%(3)   4.00%    3.94%       3.82%   3.35%(3)
        Ratio of net investment income to average
         net assets prior to expense limitation ......       3.92%      3.93%     3.68%(3)   3.96%    3.94%      3.82%    3.35%(3)
        Portfolio turnover                                     21%        28%       40%        21%      28%        40%      42%

---------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

for tax-exempt income 35

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        Minnesota High Yield          Minnesota High Yield     Minnesota High Yield
                                                           Municipal Bond               Municipal Bond            Municipal Bond
                                                           Fund - Class A               Fund - Class B            Fund - Class C
                                                    -----------------------------    ----------------------    ---------------------
                                                                     Period from               Period from               Period from
                                                        Year           6/4/96(1)        Year      6/12/96(1)     Year      6/7/96(1)
                                                       ended              to           ended          to         ended        to
                                                     12/31/97(4)       12/31/96     12/31/97(4)    12/31/96   12/31/97(4)  12/31/96

Net asset value, beginning of period ...............  $10.180          $10.000        $10.190     $ 9.780     $10.180    $ 9.990

Income from investment operations:
    Net investment income ..........................    0.643            0.350          0.557       0.290       0.572      0.300
    Net realized and unrealized gain
        from investments ...........................    0.463            0.180          0.470       0.410       0.455      0.190
                                                      -------          -------        -------     -------     -------    -------
    Total from investment operations................    1.106            0.530          1.027       0.700       1.027      0.490
                                                      -------          -------        -------     -------     -------    -------
Less dividends and distributions:
    Dividends from net investment income ...........   (0.636)          (0.350)        (0.557)     (0.290)     (0.557)    (0.300)
    Distributions from net realized gain on
        security transactions ......................    0.000            0.000          0.000       0.000       0.000      0.000
                                                      -------          -------        -------     -------     -------    -------
    Total dividends and distributions ..............   (0.636)          (0.350)        (0.557)     (0.290)     (0.557)    (0.300)
                                                      -------          -------        -------     -------     -------    -------
Net asset value, end of period .....................  $10.650          $10.180        $10.660     $10.190     $10.650    $10.180
                                                      =======          =======        =======     =======     =======    =======

Total Return(2).....................................    11.26%            5.40%         10.41%       7.29%      10.41%      5.02%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........  $19,017           $6,068         $8,201      $2,738      $3,178       $900
    Ratio of expenses to average net assets ........     0.09%            0.24%(3)       0.85%       0.95%(3)    0.83%      0.99%(3)
    Ratio of expenses to average net assets
        prior to expense limitation ................     1.24%            1.25%(3)       2.00%       2.00%(3)    1.98%      2.00%(3)
    Ratio of net investment income to
        average net assets .........................     6.16%            5.78%(3)       5.40%       5.14%(3)    5.42%      4.90%(3)
    Ratio of net investment income to
        average net assets prior
        to expense limitation                            5.01%            4.77%(3)       4.25%       4.09%(3)    4.27%      3.89%(3)
    Portfolio turnover .............................       23%              15%            23%         15%         23%        15%

---------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                            See accompanying notes

36 for tax-exempt income

Delaware-Voyageur Funds
Notes to Financial Statements
December 31, 1997
------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Minnesota Fund (formerly Voyageur Minnesota Tax Free Fund) ("Tax-Free Minnesota Fund"), a series of the Voyageur Tax Free Funds, Inc.; Delaware-Voyageur Minnesota Insured Fund (formerly Voyageur Minnesota Insured Fund)("Minnesota Insured Fund"), a series of the Voyageur Insured Funds, Inc.; Delaware-Voyageur Tax-Free Minnesota Intermediate Fund (formerly Voyageur Minnesota Limited Term Tax Free Fund)("Tax-Free Minnesota Intermediate Fund"), a series of the Voyageur Intermediate Tax-Free Funds, Inc.; and Delaware-Voyageur Minnesota High Yield Municipal Bond Fund (formerly Voyageur Minnesota High Yield Municipal Bond Fund)("Minnesota High Yield Municipal Bond Fund") a series of the Delaware-Voyageur Mutual Funds, Inc., (each referred to as a "Fund" or collectively as the "Funds") are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Minnesota Fund, Minnesota Insured Fund, and Tax-Free Minnesota Intermediate Fund are registered as diversified funds. The Minnesota High Yield Municipal Bond Fund is registered as a non-diversified fund. The Tax-Free Minnesota Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. Minnesota Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Minnesota Intermediate Fund seeks to preserve original investment principal while providing income free from both federal and state income taxes by investing in intermediate term investment grade municipal bonds. The Minnesota High Yield Municipal Bond Fund seeks high current income free from both federal and state income taxes by investing in medium and lower-grade municipal bonds. The Funds each offer 3 classes of shares.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.


2. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware-Voyageur Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC the Investment Manager of each Fund, an annual fee, which is calculated daily based on the net assets of each Fund. The management fee rates are as follows:

                                                     Tax-Free           Minnesota        Tax-Free Minnesota    Minnesota High Yield
                                                 Minnesota Fund       Insured Fund       Intermediate Fund      Municipal Bond Fund
                                                 ----------------------------------------------------------------------------------
 Management fee as a percentage of average
       daily net assets (per annum)                 0.50%                0.50%                0.40%                  0.65%

DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of 12b-1 distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.66%, 0.67%, 0.71%, 0.05% of average daily net assets for the Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High Yield Municipal Bond Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the eight month period ended December 31, 1997 are as follows:

                                               Tax-Free            Minnesota       Tax-Free Minnesota     Minnesota High Yield
                                           Minnesota Fund         Insured Fund      Intermediate Fund      Municipal Bond Fund
                                           ------------------------------------------------------------------------------------
    Total expenses absorbed by DMC            $69,935                $32,677               $0                   $217,024


for tax-exempt income 37
------------------------------------------------------------------------------
Notes to Financial Statements (Continued)

3. Investment Management and Other Transactions with Affiliates
(Continued)

Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of the Tax Free Minnesota Fund and Minnesota Insured Fund at an annual rate of .50%, at an annual rate of .40% for the Tax-Free Minnesota Intermediate Fund and at an annual rate of .65% for the Minnesota High Yield Municipal Bond Fund. During the period January 1, 1997 to April 30, 1997, Voyageur waived $93,816, $29,190, $24,897, and $26,037 of the Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund, and Minnesota High Yield Municipal Bond Fund, respectively.

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the eight month period ended December 31, 1997, the amounts expensed for each Fund were as follows:

                                                        Tax-Free          Minnesota    Tax-Free Minnesota     Minnesota High Yield
                                                     Minnesota Fund      Insured Fund  Intermediate Fund       Municipal Bond Fund
                                                     ------------------------------------------------------------------------------
    Dividend disbursing, transfer agent fees and
          other expenses .......................      $161,866            $120,517           $26,769              $12,629
    Accounting fees.............................      $108,243            $ 76,219           $15,544              $ 6,260

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of these services.

On December 31, 1997, the Funds had payables to affiliates as follows:

                                                              Tax-Free         Minnesota   Tax-Free Minnesota   Minnesota High Yield
                                                            Minnesota Fund   Insured Fund  Intermediate Fund    Municipal Bond Fund
                                                      ------------------------------------------------------------------------------
    Investment Management fee payable to DMC .............    $299,488        $243,547          $44,271                $ 0
    Dividend disbursing, transfer agent fees, accounting
          fees and other expenses payable to DSC .........    $ 32,348        $ 24,975          $ 5,315             $2,366

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund. For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                              Tax-Free              Minnesota      Tax-Free Minnesota    Minnesota High Yield
                                           Minnesota Fund         Insured Fund    Intermediate Fund     Municipal Bond Fund
                                           ----------------------------------------------------------------------------------
                                              $36,516                $25,364            $6,630             $10,766

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments

During the period ended December 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                               Tax-Free            Minnesota       Tax-Free Minnesota      Minnesota High Yield
                                           Minnesota Fund         Insured Fund     Intermediate Fund        Municipal Bond Fund
                                           -------------------------------------------------------------------------------------
    Purchases........................       $ 76,822,392          $61,906,330         $13,194,147              $23,840,704
    Sales............................       $100,278,640          $81,631,039         $23,471,817              $ 4,775,606


38 for tax-exempt income

------------------------------------------------------------------------------
4. Investments (Continued)

At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                               Tax-Free            Minnesota   Tax-Free Minnesota   Minnesota High Yield
                                           Minnesota Fund         Insured Fund  Intermediate Fund    Municipal Bond Fund
                                           ------------------------------------------------------------------------------
    Cost of Investments ................    $395,681,075         $277,613,209         $56,334,720         $29,274,280
    Aggregate unrealized appreciation...    $ 34,149,136         $ 22,257,096         $ 2,760,823         $ 1,254,941
    Aggregate unrealized depreciation...        $ 65,000                  $ 0                 $ 0                 $ 0
    Net unrealized appreciation ........    $ 34,084,136         $ 22,257,096         $ 2,760,823         $ 1,254,941


For federal income tax purposes, as of December 31, Minnesota Insured Fund had a capital loss carryover of $6,053,203 that will expire in 2001 through 2003, Tax-Free Minnesota Intermediate Fund had a capital loss carryover of $11,494 that will expire in 2004, and Minnesota High Yield Municipal Bond Fund had a capital loss carryover of $11,143 that will expire in 2004 and 2005.

5. Fund Merger

On November 6, 1996, Voyageur Minnesota Insured Fund acquired all of the net assets of Great Hall Minnesota Insured Tax-Exempt Fund (Great Hall Fund) pursuant to an Agreement and Plan of Reorganization approved by the Great Hall shareholders on November 6, 1996. The acquisition was accompanied by a tax-free exchange of 2,317,110 Great Hall shares for 2,205,310 Class A shares of Minnesota Insured Fund. The aggregate net assets of Minnesota Insured Fund and Great Hall Fund before the acquisition were $295,563,851 and $23,310,124 (including $396,706 of net unrealized appreciation of investments, $627,187 of accumulated net realized loss on investments and $23,540,605 of paid-in capital for Great Hall Fund), respectively, resulting in combined net assets of $318,873,975 on November 9, 1996.

6. Capital Stock

Transactions in capital stock shares were as follows:

                                                     Tax-Free                         Minnesota
                                                   Minnesota Fund                   Insured Fund
                                             ------------------------------------------------------------

                                             Year ended      Year ended       Year ended       Year ended
                                              12/31/97        12/31/96         12/31/97         12/31/96
                                             ------------------------------------------------------------
    Shares sold:
        A Class..........................     2,445,000       2,351,584        1,511,145         1,875,386
        B Class..........................       230,517         316,743          262,553           211,514
        C Class..........................        99,577         127,900           68,641            91,722
    Shares issued in connection with the
        acquisition of Great Hall Minnesota
        Insured Tax-Exempt Fund
        A Class..........................           N/A             N/A              N/A         2,205,310
    Shares issued upon reinvestment
        of dividends from net
        investment income:
        A Class..........................     1,191,155       1,180,162          983,624           969,663
        B Class..........................        21,253          12,994           23,426            18,904
        C Class..........................         8,668           7,795           10,782            11,243
                                             ----------      ----------       ----------        ----------
                                              3,996,170       3,997,178        2,860,171         5,383,742
                                             ----------      ----------       ----------        ----------
    Shares repurchased:
        A Class..........................    (5,840,279)     (5,048,128)      (4,894,549)       (4,947,642)
        B Class..........................      (118,151)        (40,979)        (113,408)          (20,425)
        C Class..........................      (118,065)        (70,822)         (91,495)         (102,914)
                                              ----------      ----------       ----------        ----------
                                             (6,076,495)     (5,159,929)      (5,099,452)       (5,070,981)
                                             ----------      ----------       ----------        ----------
 Net Increase (Decrease)                     (2,080,325)     (1,162,751)      (2,239,281)          312,761
                                             ==========      ==========       ==========           =======


                                                    Tax-Free Minnesota            Minnesota High Yield
                                                    Intermediate Fund             Municipal Bond Fund
                                              --------------------------------------------------------------

                                              Year ended       Year ended       Year ended          6/4/96*
                                               12/31/97         12/31/96         12/31/97           12/31/96
                                              --------------------------------------------------------------
    Shares sold:
        A Class............................       642,232         803,384        1,228,700           703,876
        B Class............................        60,795          34,174          531,417           267,494
        C Class............................        73,831          78,645          240,090            94,294
    Shares issued in connection with the
        acquisition of Great Hall Minnesota
        Insured Tax-Exempt Fund
        A Class............................           N/A             N/A              N/A               N/A
    Shares issued upon reinvestment
        of dividends from net
        investment income:
        A Class............................       198,390         202,700           48,680             4,348
        B Class............................         2,115             536           15,493             1,293
        C Class............................         4,721           2,520            8,637               775
                                               ----------      ----------         --------           -------
                                                  982,084       1,121,959        2,073,017         1,072,080
                                               ----------      ----------         --------           -------
    Shares repurchased:
        A Class............................    (1,698,909)     (1,498,234)        (87,722)          (112,030)
        B Class............................       (18,600)              0         (46,061)                 0
        C Class............................       (46,700)        (39,981)        (38,834)            (6,621)
                                                ----------      ----------         --------           -------
                                               (1,764,209)     (1,538,215)        (172,617)          118,651)
                                               ----------      ----------         --------           -------
 Net Increase (Decrease) ..................      (782,125)       (416,256)       1,900,400           953,429
                                                 ========        ========        =========           =======

* Commencement of operations.

                                                      for tax-exempt income 39

------------------------------------------------------------------------------
7. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed were in effect on December 31, 1997.




------------------------------------------------------------------------------
Delaware-Voyageur Funds
Report of Independent Auditors
December 31, 1997
------------------------------------------------------------------------------
To the Shareholders and Board of Directors

Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free Minnesota Fund Voyageur Insured Funds, Inc. - Delaware-Voyageur Minnesota Insured Fund Voyageur Intermediate Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free
  Minnesota Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Minnesota High Yield
  Municipal Bond Fund

We have audited the accompanying statements of net assets of Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High Yield Municipal Bond Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.



                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 16, 1998

Delaware investments fund family

For Growth of Capital
 Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund


For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.


funds


(Photo of computer keyboard)


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This annual report is for the information of shareholders of Minnesota Municipal Bond Funds, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for the appropriate funds, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC W.

Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc. Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and
Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)

directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by current Prospectuses for the Minnesota Municipal Bond Funds and the Delaware Investments
Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

DELAWARE
INVESTMENTS
=====================
Philadelphia o London

(photo of globes)

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(504)
AR-MNALL[12/97]TKO2/98